                                                                   Exhibit 10.44

                              SETTLEMENT AGREEMENT

          SETTLEMENT AGREEMENT effective as of November 13, 2000, by and among Tritel, Inc., a Delaware corporation and wholly-owned subsidiary of TeleCorp PCS, Inc. ("Tritel"), Airwave Communications, LLC, a Mississippi limited liability company ("Airwave"), the entities set forth on Schedule I (the "Airwave Investor Indemnitors"), and Digital PCS, LLC, a Mississippi limited liability company ("Digital") (each of the foregoing a "Party" and collectively the "Parties").

          WHEREAS, Tritel became a wholly-owned subsidiary of TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), pursuant to a merger (the "Merger") that was consummated on November 13, 2000 (the "Merger Date");

          WHEREAS, Tritel, Digital, Airwave, and the Airwave Investor Indemnitors are parties to the Securities Purchase Agreement dated as of May 20, 1998 (the "Securities Purchase Agreement");

          WHEREAS, Tritel, Digital, E.B. Martin, Jr., Jerry M. Sullivan, Jr. and William Mounger, II are parties to a License Purchase Agreement dated as of May 20, 1999 (the "License Purchase Agreement");

          WHEREAS, the individuals and entities set forth on Schedule III are the current members of Digital (the "Digital Members");

          WHEREAS, shares of Tritel Class A Common Stock (the "Tritel Shares"), were held in escrow pursuant to the Securities Purchase Agreement and the License Purchase Agreement to secure certain indemnification obligations; and

          WHEREAS, as a result of the Merger each Tritel Share has been converted into the right to receive 0.76 shares of TeleCorp Class A Common Stock (the "TeleCorp Shares");

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I

                        ACKNOWLEDGEMENTS OF THE PARTIES

        Section 1.01  The Parties acknowledge the following:

        (a) The Merger resulted in a Reconciliation Date, as defined in the Securities Purchase Agreement and the License Purchase Agreement, on the Merger Date.

        (b) As of the Reconciliation Date, 7,270,843.24 Tritel Shares issued in the name of the Airwave Investor Indemnitors (the "Airwave Escrowed Shares") were held in escrow (the "Airwave Escrow") pursuant to the provisions of Section
8.9 of the Securities Purchase Agreement and the provisions of the Collateral Agency Agreement dated January 7, 1999, inter alia, to indemnify a Section 8.5
                                        ----- ----
Indemnified Party against any Section 8.5 Losses (as such terms are defined in the Securities Purchase Agreement) incurred on or before the Reconciliation Date (the "Airwave Indemnity Obligation").

        (c) As of the Reconciliation Date, 1,480,697 Tritel Shares issued in the name of Digital (the "Digital Escrowed Shares") were held in escrow (the "Digital Escrow") under the provisions of Section 7.6 of the License Purchase Agreement to indemnify a Section 7.2 Indemnified Party against any Section 7.2 Losses (as such terms are defined in the License Purchase Agreement) incurred on or before the Reconciliation Date (the "Digital Indemnity Obligation").

        (d) As of the Reconciliation Date, the outstanding principal amount of the Old Mercury Note (as defined in the Securities Purchase Agreement) was $2,500,000, and accrued and unpaid interest thereon was $439,721. Said principal amount includes an advance of $343,598 to be provided by Tritel to Digital on the date this Agreement is executed by the Parties hereto and an advance of $50,000 to be provided by Tritel to Airwave on the date this Agreement is executed by the Parties. Tritel, Airwave and Digital agree that $938,982 of the Old Mercury Note shall be repaid by Airwave and $2,000,739 of the Old Mercury Note shall be repaid by Digital.

        (e) Pursuant to the terms of the Merger, each Tritel Share, including the Airwave Escrowed Shares and the Digital Escrowed Shares, was converted, effective on the Reconciliation Date, into 0.76 TeleCorp Shares. (Generic references in this Agreement to specific numbers of Tritel Shares, Airwave Escrowed Shares, Distributed Airwave Escrowed Shares, Retained Airwave Escrowed Shares, Digital Escrowed Shares, Distributed Digital Escrowed Shares, and Retained Digital Escrowed Shares refer to such shares prior to their conversion into TeleCorp Shares.)

                                  ARTICLE II

                    TREATMENT OF SHARES CURRENTLY IN ESCROW

        Section 2.01  Retention of Shares in Escrow.
                      -----------------------------

        (a) 1,246,211 of the Airwave Escrowed Shares (the "Retained Airwave Escrowed Shares") shall be retained in escrow pursuant to the terms of an escrow agreement in the form of Exhibit A hereto pursuant to which Firstar Bank, N.A. (the "Airwave Escrow Agent") shall serve as escrow agent (the "Airwave Escrow Agreement"), and which Tritel, the Airwave Escrow Agent and the Airwave Investor Indemnitors shall execute simultaneously with the execution of this Agreement.

        (b) 253,789 of the Digital Escrowed Shares (the "Retained Digital Escrowed Shares") shall be retained in escrow pursuant to the terms of an escrow agreement in the form of

Exhibit B hereto pursuant to which Firstar Bank, N.A. (the "Digital Escrow Agent") shall serve as escrow agent (the "Digital Escrow Agreement"), and which Digital, Tritel, and the Digital Escrow Agent shall execute simultaneously with the execution of this Agreement.

        Section 2.02  Notice and Procedure:  Airwave Escrow.  Capitalized terms
                      -------------------------------------
in this Section 2.02 not otherwise defined in this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement.

        (a) During the period commencing on the "Airwave Escrow Termination Date" (as hereinafter defined) and ending at 5:00 pm, New York City Time, on the date which is five (5) business days following the Airwave Escrow Termination Date, Tritel shall give each Airwave Investor Indemnitor a Section 8.5 Notice of any Section 8.5 Losses incurred by a Section 8.5 Indemnified Party as of the Reconciliation Date and shall simultaneously provide the Airwave Escrow Agent with a certificate signed by the Secretary of Tritel (i) stating that Tritel has provided the Airwave Investor Indemnitors with notice pursuant to Section 2.02(a) of this Agreement, and (ii) setting forth the dollar amount to which Tritel claims Tritel is entitled. Failure to provide such notices by 5:00 pm, New York City Time, on the date which is five (5) business days following the Airwave Escrow Termination Date, shall result in the immediate termination of the Airwave Escrow and the distribution by the Airwave Escrow Agent of all Retained Airwave Escrowed Shares to the Airwave Investor Indemnitors so as to provide each Airwave Investor Indemnitor with the Allocated Retained Airwave Escrowed Shares (as defined herein) applicable to each Airwave Investor Indemnitor (as more fully set forth in the Airwave Escrow Agreement), free and clear of any liens, claims or encumbrances, including the Airwave Indemnity Obligation, other than any pledge of such shares to Ericsson under the Pledge Agreements dated January 7, 1999 (the "Ericsson Pledge Agreements"). As used herein, the "Airwave Escrow Termination Date" shall mean the earlier to occur of
(x) the date the Airwave Investor Indemnitors and Tritel definitively agree in writing that all the matters related to the Airwave Indemnity Obligation have been dismissed, settled or otherwise finally disposed of, and (y) October 15, 2001.

        (b) If any Airwave Investor Indemnitor notifies Tritel within ten business days following receipt of the Section 8.5 Notice of such Airwave Investor Indemnitor's disagreement with respect to the noticed Section 8.5 Loss and simultaneously provides the Airwave Escrow Agent with a certificate signed by such Airwave Investor Indemnitor stating that such Airwave Investor Indemnitor has provided Tritel with notice pursuant to Section 2.02(b) of this Agreement, then the Allocated Retained Airwave Escrowed Shares (as defined herein) applicable to each Airwave Investor Indemnitor providing such notice shall remain in the Airwave Escrow and notwithstanding any provision in the Securities Purchase Agreement and without limitation of Section 4.01 herein, the Parties shall submit such disagreement to binding arbitration pursuant to
ARTICLE IV hereof to determine (i) if there were any Section 8.5 Losses incurred as of the Reconciliation Date and arising out of or resulting from the matters specified in Sections 8.5(i) and (ii) of the Securities Purchase Agreement and if so, the amount of such Loss, (ii) the number of Retained Airwave Escrowed Shares, if any, to be transferred to the Section 8.5 Indemnified Party in order to satisfy such incurred Section 8.5 Loss, and (iii) any other matter related to the Retained Airwave Escrowed Shares. Any Retained Airwave Escrowed Shares not required to remain in the Airwave Escrow by this clause (b), shall be distributed pursuant to Section 2.01(b) of the Airwave Escrow Agreement.

        (c) The Parties agree that neither the entering into of this Agreement, any delay in undertaking the distribution process specified in Section 8.9(b) of the Securities Purchase Agreement, the extension of the Airwave Escrow beyond the Reconciliation Date, the retention in the Airwave Escrow of the Retained Airwave Escrowed Shares, nor the distribution from the Airwave Escrow of the Distributed Airwave Shares (as provided for in Section 2.04 hereof) shall have any bearing on the determination by the arbitrator of the matters set forth in
Section 2.02(b) hereof, and no Party hereto shall be estopped from asserting any claim, or any defense to such claim with respect to all indemnifiable matters pursuant to the Securities Purchase Agreement. Notwithstanding the foregoing, the Parties agree that no claim shall be made with respect to the Distributed Airwave Shares or the Retained Airwave Escrowed Shares distributed pursuant to the last sentence of Section 2.02(b).

        Section 2.03  Notice and Procedure:  Digital Escrow.  Capitalized terms
                      -------------------------------------
in this Section 2.03 not otherwise defined in this Agreement shall have the meanings ascribed to them in the License Purchase Agreement.

        (a) A Digital Member may elect by written notice to Digital, Tritel and the Digital Escrow Agent, to require Digital and the Digital Escrow Agent to record beneficial ownership of such Digital Member's Allocated Retained Digital Escrowed Shares (as set forth on Schedule IV in such Digital Member's name). Such Digital Member shall execute and deliver to the other Parties and the Digital Escrow Agent an executed counterpart of the Digital Escrow Agreement and this Agreement together with a certificate stating that (i) such Digital Member shall be bound by this Agreement and the Digital Escrow Agreement, (ii) as of the date of such beneficial transfer of record, the representations set forth in
Section 3.01 and Section 3.02 hereof are true and correct, and (iii) such Digital Member shall succeed to the rights and obligations of Digital hereunder with respect to the Allocated Retained Digital Escrowed Shares of such Digital Member. Digital and any Digital Member who pursuant to this Section 2.03(a) elects to have beneficial ownership of Retained Digital Escrowed Shares recorded in such Digital Member's name, are hereinafter each referred to as a "Digital Investor Indemnitor" and collectively as the "Digital Investor Indemnitors."

        (b) During the period commencing on the "Digital Escrow Termination Date" (as hereinafter defined) and ending at 5:00 pm, New York City Time on the date which is five (5) business days following the Digital Escrow Termination Date, Tritel shall give each Digital Investor Indemnitor a Section 7.2 Notice of any Section 7.2 Losses incurred by a Section 7.2 Indemnified Party as of the Reconciliation Date and shall simultaneously provide the Digital Escrow Agent with a certificate signed by the Secretary of Tritel (i) stating that Tritel has provided the Digital Investor Indemnitors with notice pursuant to Section 2.03(b) of this Agreement, and (ii) setting forth the dollar amount to which Tritel claims Tritel is entitled. Failure to provide such notices by 5:00 pm, New York City Time on the date which is five (5) business days following the Digital Escrow Termination Date, shall result in the immediate termination of the Digital Escrow and the distribution by the Digital Escrow Agent of all Retained Digital Escrowed Shares to the Digital Investor Indemnitors so as to provide each Digital Investor Indemnitor with the Allocated Retained Digital Escrowed Shares (as defined herein) applicable to each Digital Investor Indemnitor (as more fully set forth in the Digital Escrow Agreement), free and clear of any liens, claims or encumbrances, including the Digital Indemnity Obligation. As used herein, the Digital Escrow Termination Date shall mean the earlier to occur of (x) the date the Digital Investor Indemnitors and Tritel definitively agree in writing that all the matters related to the Digital Indemnity Obligation have been dismissed, settled, or otherwise finally disposed of, and (y) October 15, 2001.

        (c) If any Digital Investor Indemnitor notifies Tritel within ten business days following receipt of the Section 7.2 Notice of such Digital Investor Indemnitor's disagreement with respect to the noticed Section 7.2 Loss and simultaneously provides the Digital Escrow Agent with a certificate signed by such Digital Investor Indemnitor stating that such Digital Investor Indemnitor has provided Tritel with notice pursuant to Section 2.03(c) of this Agreement, then the Allocated Retained Digital Escrowed Shares (as defined herein) applicable to each Digital Investor Indemnitor providing such notice shall remain in the Digital Escrow and notwithstanding any provision in the License Purchase Agreement and without limitation of Section 4.01 herein, the Parties shall submit such disagreement to binding arbitration pursuant to
ARTICLE IV hereof to determine (i) if there were any Section 7.2 Losses incurred as of the Reconciliation Date and arising out of or resulting from the matters specified in Sections 7.2(i) and (ii) of the License Purchase Agreement and if so, the amount of such Loss, (ii) the number of Retained Digital Escrowed Shares, if any, to be transferred to the Section 7.2 Indemnified Party in order to satisfy such incurred Section 7.2 Loss, and (iii) any other matter related to the Retained Digital Escrowed Shares. Any Retained Digital Escrowed Shares not required to remain in the Digital Escrow by this clause (c), shall be distributed pursuant to Section 2.01(b) of the Digital Escrow Agreement.

        (d) The Parties agree that neither the entering into of this Agreement, any delay in undertaking the distribution process specified in Section 7.6(b) of the License Purchase Agreement, the extension of the Digital Escrow beyond the Reconciliation Date, the retention in the Digital Escrow of the Retained Digital Escrowed Shares, nor the distribution from the Digital Escrow of the Distributed Digital Shares (as provided for in Section 2.04 hereof) shall have any bearing on the determination by the arbitrator of the matters set forth in Section 2.03(c) hereof, and no Party hereto shall be estopped from asserting any claim, or any defense to such claim with respect to all indemnifiable matters pursuant to the License Purchase Agreement. Notwithstanding the foregoing, the Parties agree that no claim shall be made with respect to the Distributed Digital Shares or the Retained Digital Escrowed Shares distributed pursuant to the last sentence of Section 2.03(c).

        Section 2.04  Distribution of Shares.
                      ----------------------

        (a) Capitalized terms in this Section 2.04(a) not otherwise defined in this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement. Tritel, Airwave, and the Airwave Investor Indemnitors hereby agree to instruct Trustmark National Bank, N.A. ("Trustmark"), in substantially the form of the Letter of Instruction attached hereto as Exhibit C, and agree to execute any documents reasonably requested by Trustmark in connection with such instruction, to:

        (i) release 6,024,632.24 of the Airwave Escrowed Shares (the "Distributed Airwave Shares") from the Airwave Escrow, to convert such shares into TeleCorp Shares as provided for in Exhibit C, and to transfer such shares to the Airwave Investor

     Indemnitors in accordance with their Allocated Distributed Airwave Escrowed Shares (as defined herein), and

        (ii) convert the Retained Airwave Escrowed Shares into TeleCorp Shares as provided for in Exhibit C, and to transfer such converted shares to the Airwave Escrow Agent to be held pursuant to the Airwave Escrow Agreement, in each case free and clear of all liens, claims and encumbrances (including, without limitation, any Airwave Indemnity Obligation) other than the Ericsson Pledge Agreement, and free of any restrictive legend (other than any legend required by Rule 145 promulgated under the Securities Act of 1933).

        (b) Capitalized terms in this Section 2.04(b) not otherwise defined in this Agreement shall have the meanings ascribed to them in the License Purchase Agreement. Tritel and the Digital Investor Indemnitors hereby agree to instruct Neeld in substantially the form of the Letter of Instruction attached hereto as Exhibit D to:

        (i) release 1,226,908 of the Digital Escrowed Shares (the "Distributed Digital Shares") from the Digital Escrow, to convert such shares into TeleCorp Shares as provided for in Exhibit D, and to transfer (x) 1,039,085 of such shares to the Digital Investor Indemnitors in accordance with their Allocated Distributed Digital Escrowed Shares (as defined herein), and (y) 187,823 of such shares to Tritel (with the acknowledgment that 127,830 shares are being transferred on behalf of Digital and 59,993 shares are being transferred on behalf of Airwave) in full payment and satisfaction of both the Old Mercury Note and accrued and unpaid interest thereon as of the Merger Date, and

        (ii) convert the Retained Digital Escrowed Shares into TeleCorp Shares as provided for in Exhibit D and to transfer such converted Retained Digital Escrowed Shares to the Digital Escrow Agent to be held pursuant to the Digital Escrow Agreement, in each case, free and clear of all liens, claims and encumbrances (including, without limitation, any Digital Indemnity Obligation), and free of any restrictive legend (other than any legend required by Rule 145 promulgated under the Securities Act of 1933). Simultaneous with the distribution of the Distributed Airwave Shares and the Distributed Digital Shares, Tritel shall advance $343,598 to Digital and $50,000 to Airwave, which payment shall be deemed an advance under the Old Mercury Note.

        Section 2.05  Release.
                      -------

        (a) Upon transfer of the Airwave Escrowed Shares in accordance with the terms of this Agreement, Trustmark shall be released from and against any and all claims by the Parties for any losses, damages, liabilities and expenses, whether known or unknown, incurred by any of the Parties on or prior to such transfer of Airwave Escrowed Shares under and pursuant to the terms of the Securities Purchase Agreement.

        (b) Upon transfer of the Digital Escrowed Shares in accordance with the terms of this Agreement, Neeld shall be released from and against any and all claims by the Parties for any losses, damages, liabilities and expenses, whether known or unknown, incurred by any of the Parties on or prior to such transfer of Digital Escrowed Shares with respect to any and all actions by Neeld as Escrow Holder of the Digital Escrowed Shares under and pursuant to the terms of the License Purchase Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        Section 3.01  Authority.  Each Party hereto represents and warrants
                      ---------
that:

        (a) such Party has full corporate or other requisite power, authority, and capacity, to execute and deliver this Agreement and the Airwave Escrow Agreement or the Digital Escrow Agreement, as the case may be (collectively, the "Agreements"), to perform such Party's obligations under the Agreements and to consummate the transactions contemplated by the Agreements;

        (b) the execution and delivery of the Agreements by such Party and the performance of such Party's obligations under the Agreements have been duly and validly authorized by all necessary corporate or other requisite action;

        (c) the Agreements have been duly executed and delivered by such Party and constitute valid and binding obligations of such Party enforceable against such Party in accordance with their terms.

        Section 3.02  No Conflict.  Each Party hereto represents and warrants
                      -----------
that neither the execution and delivery of the Agreements by such Party nor the performance by such Party of the transactions contemplated hereby will:

        (a) violate or conflict with any of the provisions of the Articles of Incorporation or By-Laws or other governing organizational document of such Party; or

        (b) violate or conflict with any provision of any law or order applicable to such Party, or require any consent or approval of, filing with or notice to any governmental or regulatory body.

        Section 3.03  Beneficial Ownership of Airwave Escrowed Shares.
                      -----------------------------------------------
        (a)  Each Airwave Investor Indemnitor represents and warrants that
Schedule I accurately and completely sets forth the number of Distributed Airwave Escrowed Shares which are beneficially owned by such Airwave Investor Indemnitor free and clear of any liens or encumbrances other than the Airwave Escrow and the Ericsson Pledge Agreements (the "Allocated Distributed Airwave Escrowed Shares" of such Airwave Investor Indemnitor), subject to the terms and conditions of this Agreement and the Exhibits hereto.

        (b)  Each Airwave Investor Indemnitor represents and warrants that
Schedule II accurately and completely sets forth the number of Retained Airwave Escrowed Shares which are beneficially owned by such Airwave Investor Indemnitor free and clear of any liens or encumbrances other than the Airwave Escrow and the Ericsson Pledge Agreements (the "Allocated Retained Airwave Escrowed Shares" of such Airwave Investor Indemnitor), subject to the terms and conditions of this Agreement and the Exhibits hereto.

        Section 3.04  Beneficial Ownership of Digital Escrowed Shares.
                      ------------------------------------------------

        (a) Digital represents and warrants that Schedule III accurately and completely sets forth the number of Digital Escrowed Shares which are beneficially owned by the Digital Members free and clear of any liens or encumbrances other than the Digital Escrow (the "Allocated Distributed Digital Escrowed Shares" of the Digital Members) subject to the terms and conditions of this Agreement and the Exhibits hereto.

        (b) Digital represents and warrants that Schedule IV accurately and completely sets forth the number of Retained Digital Escrowed Shares which are beneficially owned by the Digital Members free and clear of any liens or encumbrances other than the Digital Escrow (the "Allocated Retained Digital Escrowed Shares" of the Digital Members) subject to the terms and conditions of this Agreement and the Exhibits hereto.

                                  ARTICLE IV

                               DISPUTE RESOLUTION

        Section 4.01  Arbitration.  The Parties agree that (i) the matters set
                      -----------
forth in 2.02(b) and 2.03(c); (ii) any controversy, claim or dispute arising out of or relating to the construction, interpretation, performance, breach, termination, enforceability or validity of this Agreement, the Airwave Escrow Agreement or the Digital Escrow Agreement (collectively, the "Escrow Agreements"); or (iii) the arbitration provisions contained herein, including without limitation the determination of whether a Party has waived its rights to arbitration hereunder or the enforceability of the arbitration provisions hereunder, shall be determined by arbitration in accordance with, and based upon the procedures set forth in, this ARTICLE IV (the foregoing (i), (ii) and (iii) are hereinafter collectively referred to as the "Arbitration Matters"). The Parties waive any objection to the arbitration for failure to join Trustmark, Neeld (in his capacity as Escrow Holder of the Digital Escrowed Shares under and pursuant to the terms of the License Purchase Agreement), the Airwave Escrow Agent or the Digital Escrow Agent as necessary parties to arbitration.

        Section 4.02  Forum and Choice of Law.  The arbitration shall take place
                      -----------------------
in Jackson, Mississippi. Except as provided in this Agreement, the arbitration provisions of the State of Mississippi, Miss. Code Ann. (S) 11-15-1, et seq. (the "Mississippi Arbitration Act") govern the Arbitration. To the extent a conflict exists between the provisions of the Miss. Arbitration Act and this Agreement, the provisions of this Agreement control. The arbitrators shall determine the extent to which any issue is subject to arbitration and such determination shall be made in accordance with the Mississippi Arbitration Act and New York substantive law. As between and among the Parties, the arbitrators shall have the power to require pre-hearing discovery, and the Parties shall be entitled to obtain discovery, to the same extent as permitted under the Miss. Rules of Civil Procedure, including without limitation, the exchange of documents and the noticing and taking of depositions. Notwithstanding the foregoing, the arbitrators selected under Section 4.03 may limit the number, scope and timing of depositions, interrogatories or any other pre-hearing discovery which would otherwise be available under the Miss. Rules of Civil Procedure, including reduction of time limitations. The Parties shall instruct the arbitrators to set any limits on pre-hearing discovery within ten (10) business days of the selection of the third arbitrator (the "Discovery Commencement Date"). The aforementioned discovery rules shall be provided to the Parties in writing on or before the Discovery Commencement Date. The Parties shall have one hundred and twenty (120) days from and after the Discovery Commencement Date to complete their discovery (the "Discovery Completion Date"). The arbitrators shall not have the authority to extend the Discovery Completion Date, provided, however, that the arbitrators may extend
                           --------  -------
the Discovery Completion Date where the conduct of a Party other than the Party seeking an extension has impeded or delayed the discovery of the Party seeking the extension. To enforce the rights of the Parties to obtain discovery, including without limitation of non-parties, the arbitrators and the parties to the arbitration may utilize the subpoena power provided by the Miss. Arbitration Act. The arbitrators shall apply and be bound by the Federal Rules of Evidence (as interpreted by the 2nd Circuit Court of Appeals) to all evidentiary matters arising during any arbitration hearing. With the exception to the law governing the issue of the extent to which any issue is subject to arbitration, the rules governing discovery and the rules governing evidence, as set forth above, the law governing any claims or disputes arising out of or relating to the Escrow Agreements shall be governed by the laws of the State of New York, without regard to conflict of laws or choice of law rules, and the Arbitrators shall follow and be bound by such laws. To the extent there is a conflict between the Miss. Arbitration Act and New York law concerning the extent to which any issue is subject to arbitration, the Miss. Arbitration Act shall be applied. To the extent there is a conflict between the substantive law of the State of New York and either the Federal Rules of Evidence or the Miss. Rules of Civil Procedure, the substantive law of the State of New York shall be applied. To the extent that a conflict exists between the provisions of the Agreement and either the New York substantive law, the Miss. Rules of Civil Procedure, or the Federal Rules of Evidence, the provisions of this Agreement control.

        Section 4.03  Selection and Duties of Arbitrators.  The arbitration
                      -----------------------------------
proceeding shall be conducted before a panel of three arbitrators to be selected in accordance with the procedures set forth in this Section 4.03. Within fifteen
(15) business days of the date upon which an Airwave Investor Indemnitor or a Digital Investor Indemnitor provides notice under Section 2.02 (b) or Section 2.03(c) of this Agreement, the Airwave Investor Indemnitors and Digital Investor Indemnitors, as applicable, shall select one (1) arbitrator and Tritel shall select one (1) arbitrator. The Parties shall instruct the two arbitrators selected to select a third arbitrator within five (5) business days of their selection. Airwave and Digital shall not be entitled to select an arbitrator. If the arbitrators selected by the Parties pursuant to this Section 4.03 are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association upon application made to it for such purpose by the Parties. Each of the three arbitrators selected pursuant to this Section must (1) be either (a) an attorney who has practiced law for at least 15 years, working in either general commercial litigation or general corporate matters or (b) a retired judge, and (2) must be under the age of 68 when appointed.

        Section 4.04  Arbitration Decision and Award.  The Parties shall
                      ------------------------------
instruct the arbitrators to conduct a hearing commencing on the fifth (5th) business day following the Discovery Completion Date. The Parties shall instruct the arbitrators to provide the Parties with five (5) days prior notice of the date, time and place of the hearing. The hearing shall be conducted over a period of days determined by the arbitrators but in no event shall the hearing be conducted over a period of more than four (4) days. The arbitrators shall only have the authority to render a decision concerning the Arbitration Matters. The Parties shall instruct the arbitrators, to the extent practical, to render a written decision no more than fourteen (14) business days following the completion of the hearing. The written decision shall be delivered to the Parties, the Digital Escrow Agent and the Airwave Escrow Agent. The arbitrators shall have the authority to order and award equitable relief, injunctive relief, specific performance, and/or compensatory damages. Notwithstanding any provision in this Agreement, to the extent a Party seeks to pursue a claim for punitive damages, such claim must be commenced in a court of competent jurisdiction following any arbitration award pursuant to this ARTICLE IV. The arbitrators' decision and any award contained therein shall be final, binding and conclusive on the Parties subject to review or reversal by a court only to the extent and only on the grounds provided in the Miss. Arbitration Act. The Parties acknowledge and agree that the arbitration decision and award shall be entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Parties further agree that a judgment of the court shall be entered upon the award made pursuant to the arbitration in the Circuit Court of the First Judicial District of Hinds County Mississippi, where any review of the award shall be conducted.

        Section 4.05  Confidentiality.  The Parties and the Escrow Agents
                      ---------------
agree that they shall not disclose the contents of the arbitration or discovery obtained from other parties to the arbitration, unless and only to the extent required to enforce or challenge the arbitration award, as required by law, or as necessary for required filings, tax returns, reports or audits.

        Section 4.06  Expenses.  Each party to any arbitration shall bear its
                      --------
own expense in relation thereto, including but not limited to such party's attorneys' fees. The arbitrators shall negotiate their compensation (the "Arbitrators' Compensation") with the Parties prior to their engagement as arbitrators. The three arbitrators shall include in their written decision an allocation of the Arbitrators' Compensation among Tritel, the Airwave Investor Indemnitors and the Digital Investor Indemnitors; provided, however, that the Airwave Investor Indemnitors and the Digital Investor Indemnitors, as applicable, shall allocate any amount of the Arbitrators' Compensation allocated to the Airwave Investor Indemnitors and the Digital Investor Indemnitors based upon their pro rata ownership in Digital or Airwave, as applicable, as of November 13, 2000.

        Section 4.07  Severability.  If any part of this ARTICLE IV is held to
                      ------------
be unenforceable, it shall be severed and shall not affect either the duty to arbitrate hereunder or any other part of this ARTICLE IV.

                                   ARTICLE V

                                 MISCELLANEOUS

        Section 5.01  Exchange of Shares.  Tritel covenants and agrees to assist
                      ------------------
Digital and the Airwave Investor Indemnitors with the exchange of the Digital Escrowed Shares and the Airwave Escrowed Shares, including but not limited to instructing the applicable transfer agent to expedite the exchange of the Digital Escrowed Shares and the Airwave Escrowed Shares.

        Section 5.02  Amendment.  This Agreement may be amended, supplemented,
                      ---------
or modified only by a written instrument duly executed by or on behalf of each Party hereto.

        Section 5.03  Counterparts.  This Agreement may be executed in any
                      ------------
number of counterparts, each of which will be deemed an original, but all of which together when executed and delivered to and by each Party, will constitute one and the same instrument.

        Section 5.04  Headings.  The headings used in this Agreement have been
                      --------
inserted for convenience of reference only and do not define or limit the provisions hereof.

        Section 5.05  Invalid Provisions.  If any provision of this Agreement is
                      ------------------
held to be illegal, invalid or unenforceable under any applicable present or future law, and if the rights or obligations of any Party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

        Section 5.06  No Assignment; Binding Effect.  Neither this Agreement nor
                      -----------------------------
any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of each Party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

        Section 5.07  Notice.  All notices, requests and other communications
                      ------
required to be sent hereunder must be in writing and will be deemed to have been duly given only if provided personally or by confirmed facsimile transmission or mailed (postage prepaid, certified or registered, return receipt requested) to the Parties at the following addresses or facsimile numbers:

          If to Tritel to:


                Tritel Inc.
                P.O. Box 23033
                Jackson, MS 39225-3033
                111 E. Capitol Street, Suite 500
                Jackson Mississippi 39201
                Facsimile No.:  601-914-8285
                Attn:  General Counsel

          with copies to:


                TeleCorp PCS, Inc.
                1010 N. Glebe Road
                Arlington, VA 22201
                Attn:  Chief Financial Officer
                Facsimile No.:  (203) 236-1376

                and

                Cadwalader, Wickersham & Taft
                100 Maiden Lane
                New York, NY  10038
                Facsimile No.:  (212) 504-6666
                Attn:  Brian Hoffmann, Esq.

          If to Airwave Investor Indemnitors, to:


                Mercury PCS Investors, LLC
                200 East Capitol, Suite 1601
                Jackson, MS  39201
                Facsimile No.:  (601) 354-2477
                Attn:  Robert G. Mounger

                Clayton Associates, LLC
                113 Seaboard Lane
                Suite B-200
                Franklin, TN  37067-8215
                Facsimile No.:  (615) 320-0224
                Attn:  Chris Kyriopoulos

                M3, LLC
                Post Office Box 23033
                Jackson, MS  39225-3033
                111 E. Capitol Street Suite 500
                Jackson, MS 39201
                Facsimile No.:  (601) 914-8020
                Attn:  William M. Mounger, II

                McCarty Communications, LLC
                6360 I-55 North, Suite 480
                Jackson, MS  39211
                Facsimile No.:  (601) 991-0200
                Attn:  Marsha Wells

                DC Investment Partners Exchange Fund, L.P.
                One Burton Hills Blvd., Suite 180
                Nashville, TN  37215
                Facsimile No.:  (615) 263-0234
                Attn:  Joel Goldberg

                FCA Venture Partners I, L.P.
                By:  DC Investment Partners, LLC
                One Burton Hills Blvd., Suite 180
                Nashville, TN  37215
                Facsimile No.:  (615) 263-0234
                Attn:  Joel Goldberg

          with a copy to:


                Baker, Donelson, Bearman & Caldwell
                Post Office Box 14167
                Jackson, MS 39236
                4268 I-55 North
                Meadowbrook Office Park
                Jackson, MS 39211
                Facsimile No.:  601-351-2424
                Attn:  William S. Painter

          If to Southern Farm Bureau Life Insurance Company, to:


                Southern Farm Bureau Life Insurance Company
                1401 Livingston Lane
                Jackson, Mississippi 39205
                Facsimile No.:  (601) 321-2667
                Attn:  Joseph A. Purvis
          with a copy to:


                Phelps Dunbar, LLP
                Skytel Centre' Suite 500
                200 South Lamar Street
                P.O. Box 23066
                Jackson, MS  39225-3066
                Facsimile No.:  (601) 360-9777
                Attn:  Stephen M. Wilson.

          If to Airwave, to:


                222 Ridge Drive
                Jackson, MS  39716


                Facsimile No.:  _______________
                Attn:  E.B. Martin, Jr.

          with a copy to:


                Young, Williams, Henderson & Fuselier, P.A.
                P.O. Box 23059
                Jackson, MS  39225-3059
                210 East Capitol Street
                Suite 2000
                Jackson, MS  39201
                Facsimile No.:  (601) 355-6136
                Attn:  Don Goode

          If to Digital, to:


                Digital PCS, LLC
                c/o Southern Farm Bureau Life Insurance Company
                1401 Livingston Lane
                Jackson, Mississippi 39205
                Facsimile No.:  (601) 321-2667
                Attn:  Joseph A. Purvis
          with a copy to:


                Young Williams Henderson & Fuselier
                P.O. Box 23059
                Jackson, MS  39225
                210 East Capitol Street
                Suite 2000
                Jackson, MS  39201
                Facsimile No.:  (601) 355-6136
                Attn:  Don Goode

                Jerry M. Sullivan, Jr.
                110 Windsong Cove
                Ridgeland, MS  39157

          If to the Airwave Escrow Agent, to:


                Firstar Bank, N.A.
                Corporate Trust Department
                101 East Fifth Street
                St. Paul, MN 55101
                Facsimile No.: (651) 229-6415
                Attn: Frank Leslie

          If to the Digital Escrow Agent, to:


                Firstar Bank, N.A.
                Corporate Trust Department
                101 East Fifth Street
                St. Paul, MN 55101
                Facsimile No.: (651) 229-6415
                Attn: Frank Leslie

All such notices, requests and other communications will (i) if provided personally to the address as provided in this Section 5.07, be deemed given upon delivery, (ii) if provided by facsimile transmission to the facsimile number as provided in this Section 5.07, be deemed given upon confirmation of receipt and
(iii) if provided by mail in the manner described above to the address as provided in this Section 5.07, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be provided pursuant to this Section 5.07). Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Party hereto in the manner set forth herein.

        Section 5.08  No Third Party Beneficiary.  The terms and provisions of
                      --------------------------
this Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other person.

        Section 5.09  Time of Essence.  With regard to all dates and time
                      ---------------
periods set forth or referred to in this Agreement, time is of the essence.

        Section 5.10  Waiver.  Any term or condition of this Agreement may be
                      ------
waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless expressly and unambiguously set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

        Section 5.11  Whole Agreement.  This Agreement supersedes and replaces
                      ---------------
all prior discussions and agreements between the Parties with respect to the subject matter hereof, and contains the sole and entire agreement between the Parties with respect to the subject matter hereof and all prior agreements, understandings, representations and warranties are incorporated in this Agreement, provided, however, that Article VIII of the Securities Purchase Agreement and Article VII of the License Purchase Agreement shall remain in full force and effect, subject only to the amendments to the terms thereto contained in this Agreement.

          IN WITNESS WHEREOF, the Parties hereto duly authorized and executed this Agreement on March 12, 2001.

                                 Tritel, Inc.

                                 By: /s/ Thomas H. Sullivan
                                     ------------------------------------
                                     Name:   Thomas H. Sullivan
                                          -------------------------------
                                     Title:  President, Treasurer & Chief
                                             Financial Officer

                                 Airwave Communications, LLC

                                 By: /s/ Joseph A. Purvis
                                     ------------------------------------
                                     Name:   Joseph A. Purvis
                                          -------------------------------
                                     Title:  Vice President, General Counsel
                                             & Secretary

                                 Digital PCS, LLC

                                 By: /s/ Joseph A. Purvis
                                     ------------------------------------
                                     Name:   Joseph A. Purvis
                                          -------------------------------
                                     Title:  Vice President, General Counsel
                                             & Secretary


                                 AIRWAVE INVESTOR INDEMNITORS

                                 Mercury PCS Investors, LLC

                                 By:  MSM, Inc., Manager

                                 Name: /s/ William M. Mounger, II
                                      -------------------------------
                                 Title:
                                       ------------------------------

                                 Clayton Associates, LLC

                                 By: /s/ Stuart C. McWharter
                                     -------------------------------
                                     Name:    Stuart C. McWharter
                                     -------------------------------
                                 Title: Managing Partner


                                 M3, LLC

                                 By:  /s/ William M. Mounger, II
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                 McCarty Communications, LLC

                                 By:  /s/ Marsha M. Wells
                                      -------------------------------
                                      Name:  Marsha M. Wells
                                      Title: Member Manager

                                 DC Investment Partners Exchange Fund, L.P.


                                 By:  D.C. Investment Partners Fund, LLC,
                                      it's General Partner

                                 Name: /s/ D. Robert Crants, III
                                      -------------------------------
                                 Title:
                                       ------------------------------

                                 FCA Venture Partners I, L.P.

                                 By:  DC Investment Partners Fund, LLC,
                                      Its General Partner

                                 By: /s/ D. Robert Crants, III
                                     -----------------------------------
                                     Name:
                                           -----------------------------
                                     Title:
                                           -----------------------------

                                 Southern Farm Bureau Life Insurance Company

                                 By: /s/ Joseph A. Purvis
                                     -----------------------------------
                                 Name:   Joseph A. Purvis
                                       ---------------------------------
                                 Title: Vice President, General Counsel &
                                        Secretary

                                   Schedule I

                      Distributed Airwave Escrowed Shares
                      -----------------------------------


Name                               Number of Tritel Shares            = Number of TeleCorp Shares
                                   Held                               Held
-------------------------------------------------------------------------------------------------
Mercury PCS Investors, LLC                          1,174,164.57                          892,365
-------------------------------------------------------------------------------------------------
Clayton Associates, LLC                                11,736.15                            8,919
-------------------------------------------------------------------------------------------------
M3, LLC                                               654,009.33                          497,047
-------------------------------------------------------------------------------------------------
McCarty Communications, LLC                           469,663.01                          356,944
-------------------------------------------------------------------------------------------------
DC Investment Partners Exchange                       117,419.77                           89,239
 Fund, L.P.
-------------------------------------------------------------------------------------------------
FCA Venture Partners I, L.P.                           58,705.40                           44,616
-------------------------------------------------------------------------------------------------
Southern Farm Bureau                                3,538,934.01                        2,689,590
-------------------------------------------------------------------------------------------------
Total                                               6,024,632.24                        4,578,720
-------------------------------------------------------------------------------------------------

                                  Schedule II

                        Retained Airwave Escrowed Shares
                        --------------------------------


Name                               Number of Tritel Shares           = Number of TeleCorp Shares
                                   Held                              Held
-------------------------------------------------------------------------------------------------
Mercury PCS Investors, LLC                               242,879                          184,589
-------------------------------------------------------------------------------------------------
Clayton Associates, LLC                                    2,428                            1,844
-------------------------------------------------------------------------------------------------
M3, LLC                                                  135,284                          102,816
-------------------------------------------------------------------------------------------------
McCarty Communications, LLC                               97,152                           73,836
-------------------------------------------------------------------------------------------------
DC Investment Partners Exchange                           24,287                           18,458
 Fund, L.P.
-------------------------------------------------------------------------------------------------
FCA Venture Partners I, L.P.                              12,144                            9,229
-------------------------------------------------------------------------------------------------
Southern Farm Bureau                                     732,037                          556,348
-------------------------------------------------------------------------------------------------
Total                                                  1,246,211                          947,120
-------------------------------------------------------------------------------------------------

                                  Schedule III

          Beneficial Ownership of Distributed Digital Escrowed Shares
          -----------------------------------------------------------


Name                            Tritel Shares Beneficially Held     = Number of TeleCorp Shares
                                                                    Beneficially Held
-------------------------------------------------------------------------------------------------
Mercury PCS Investors, LLC                               178,501                          135,661
-------------------------------------------------------------------------------------------------
Clayton Associates, LLC                                    1,785                            1,357
-------------------------------------------------------------------------------------------------
M3, LLC                                                   99,425                           75,563
-------------------------------------------------------------------------------------------------
McCarty Communications, LLC                               72,145                           54,830
-------------------------------------------------------------------------------------------------
DC Investment Partners                                    17,850                           13,567
 Exchange Fund, L.P.
-------------------------------------------------------------------------------------------------
FCA Venture Partners I, L.P.                               8,924                            6,782
-------------------------------------------------------------------------------------------------
Southern Farm Bureau                                     543,608                          413,142
-------------------------------------------------------------------------------------------------
E.B. Martin, Jr.                                          38,949                           29,601
-------------------------------------------------------------------------------------------------
Jerry M. Sullivan, Jr.                                    38,949                           29,601
-------------------------------------------------------------------------------------------------
William M. Mounger, II                                    38,949                           29,601
-------------------------------------------------------------------------------------------------
Total                                                  1,039,085                          789,705
-------------------------------------------------------------------------------------------------

                                  Schedule IV

            Beneficial Ownership of Retained Digital Escrowed Shares
            --------------------------------------------------------


Name                            Tritel Shares Beneficially Held     = Number of TeleCorp Shares
                                                                    Beneficially Held
-------------------------------------------------------------------------------------------------
Mercury PCS Investors, LLC                                42,043                           31,952
-------------------------------------------------------------------------------------------------
Clayton Associates, LLC                                      420                              319
-------------------------------------------------------------------------------------------------
M3, LLC                                                   23,418                           17,798
-------------------------------------------------------------------------------------------------
McCarty Communications, LLC                               16,817                           12,781
-------------------------------------------------------------------------------------------------
DC Investment Partners                                     4,205                            3,195
 Exchange Fund, L.P.
-------------------------------------------------------------------------------------------------
FCA Venture Partners I, L.P.                               2,102                            1,598
-------------------------------------------------------------------------------------------------
Southern Farm Bureau                                     126,717                           96,304
-------------------------------------------------------------------------------------------------
E.B. Martin, Jr.                                          12,689                            9,644
-------------------------------------------------------------------------------------------------
Jerry M. Sullivan, Jr.                                    12,689                            9,644
-------------------------------------------------------------------------------------------------
William M. Mounger, II                                    12,689                            9,644
-------------------------------------------------------------------------------------------------
Total                                                    253,789                          192,879
-------------------------------------------------------------------------------------------------

                                   Exhibit A


                            AIRWAVE ESCROW AGREEMENT

          This ESCROW AGREEMENT, dated as of __________, 2001 is entered into by and among Tritel, Inc., a Delaware corporation and wholly-owned subsidiary of TeleCorp PCS, Inc. ("Tritel"), the entities set forth on Schedule I ( the
                     ------
"Airwave Investor Indemnitors") and Firstar Bank, N.A., having an address of 101
-----------------------------
East Fifth Street, St. Paul, MN 55101, as escrow agent (the "Escrow Agent")
                                                             ------------
(each of the foregoing a "Party" and collectively the "Parties").  Capitalized
                          -----                        -------
terms not otherwise defined herein shall have the meanings ascribed to them in the Settlement Agreement (as defined herein) or the Securities Purchase Agreement (as defined herein) as applicable.

          WHEREAS, Tritel and the Airwave Investor Indemnitors are parties to a Settlement Agreement, dated as of the date hereof (the "Settlement Agreement");

          WHEREAS, Tritel and the Airwave Investor Indemnitors are parties to the Securities Purchase Agreement dated as of May 20, 1998 (the "Securities
                                                                 ----------
Purchase Agreement");
------------------

          WHEREAS, Tritel became a wholly-owned subsidiary of TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), pursuant to a merger (the "Merger")
                               --------                               ------
that was consummated on November 13, 2000;

          WHEREAS, pursuant to the terms of the Merger, each share of Tritel Class A Common Stock ("Tritel Shares") was converted, effective on the
                       -------------
Reconciliation Date, into 0.76 shares of TeleCorp Class A Voting Common Stock ("TeleCorp Shares");
-----------------

          WHEREAS, the Parties hereto wish to designate the Escrow Agent to administer an escrow for the benefit of the Parties hereto on the terms and subject to the conditions set forth in this Escrow Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Escrow Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I

                              TERMS OF THE ESCROW

        Section 1.01  Appointment of the Escrow Agent; Deposit of Escrowed
                      ----------------------------------------------------
Shares.
------
Tritel and the Airwave Investor Indemnitors hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, escrow agent under and pursuant to this Escrow Agreement. The Parties shall arrange for the Escrow Agent to receive 1,246,211 Tritel Shares, or in the event shares are delivered in the form of TeleCorp Shares, 947,120 TeleCorp Shares (such shares and the TeleCorp Shares into which they are converted being the "Escrowed Shares").
                                                ---------------

        Section 1.02  Stock Certificates for Escrowed Shares.  In the event the
                      --------------------------------------
Escrow Agent receives the Escrowed Shares in the form of Tritel Shares, the Escrow Agent shall, promptly following the receipt of such Tritel Shares, take any and all action necessary to obtain stock certificates reflecting the conversion, pursuant to the Merger, of the Tritel Shares that constitute Escrowed Shares into TeleCorp Shares.

        Section 1.03  The Escrow Fund.  The Escrowed Shares, any cash resulting
                      ---------------
from the disposition of the Escrowed Shares pursuant to Section 1.05 herein, any stock dividends paid on any Escrowed Shares, or any rights or securities into which the Escrowed Shares are convertible or have been converted, and all earnings on any of the foregoing (collectively, the "Escrow Fund") shall be held
                                                     -----------
by the Escrow Agent as a trust fund in separate accounts maintained for the purpose, on the terms set forth in, and subject to the conditions of, this Escrow Agreement. The Escrow Fund shall be divided into seven (7) accounts, each of which shall be an account for a separate Airwave Investor Indemnitor and which shall contain the number of Escrowed Shares set forth next to the name of the Airwave Investor Indemnitor on Schedule I hereto (each an "Account"). The
                                                               --------
Escrow Agent shall maintain accurate and current balance information with regard to each Account and shall maintain each Account separately. The Escrow Fund shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Escrow Agreement. Amounts held in the Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any Party hereto owing to the Escrow Agent in any capacity.

        Section 1.04  Investment of the Escrow Fund.  The Escrow Agent shall
                      -----------------------------
invest and reinvest all cash funds, if any, held from time to time as part of the Escrow Fund, in its discretion, in demand or time deposits in, certificates of deposit of or bankers' acceptances issued by a depository institution or trust company incorporated under the laws of the United States of America, any State thereof or the District of Columbia or such other investments as the Parties shall approve in writing. If the Escrow Agent is so required to invest the Escrow Fund, then the Escrow Agent shall invest all or any part of the Escrow Fund in such a manner so as to distribute the Escrow Fund as provided herein in immediately available funds, or, if the Escrow Fund consists of securities, the Escrow Agent shall make such distributions by transferring certificates representing such securities.

        Section 1.05  Sale of Escrowed Shares.  Promptly upon the Escrow Agent's
                      -----------------------
receipt of written instructions from any Airwave Investor Indemnitor to sell a specified number of Escrowed Shares, the Escrow Agent shall execute the sale requested by such instructions; provided, however, that the Escrow Agent shall
                                --------- --------
not in a single sale or series of sales, sell a number of Escrowed Shares on behalf of an Airwave Investor Indemnitor that is greater than the number of Escrowed Shares in the Account of such Airwave Investor Indemnitor, and provided
                                                                        --------
further, that the proceeds of any sale pursuant to this Section 1.05 shall
-------
immediately become part of such Account.

        Section 1.06  Notice.  Upon the Escrow Agent's receipt of any notice or
                      ------
certificate provided for in this Escrow Agreement, the Escrow Agent shall promptly provide a copy of such notice or certificate to each Party.

                                  ARTICLE II

                        DISTRIBUTION OF THE ESCROW FUND

        Section 2.01  Claim, Objection and Resolution Certificates.
                      --------------------------------------------

        (a) The Escrow Agent shall distribute to each of the Airwave Investor Indemnitors the portion of the Escrow Fund in the Account held for such Airwave Investor Indemnitor, on the sixth day after the "Airwave Escrow Termination Date" (as hereinafter defined) (subject to delays in delivering stock certificates not caused by the Escrow Agent), unless the Escrow Agent has
                                              ------
received during the period commencing on the Airwave Escrow Termination Date and ending at 5:00 pm, New York City Time on the date which is five (5) business days following the Airwave Escrow Termination Date, a certificate signed by the Secretary of Tritel (i) stating that Tritel has provided the Airwave Investor Indemnitors with notice pursuant to Section 2.02(a) of the Settlement Agreement, and (ii) setting forth the dollar amount to which Tritel claims Tritel is entitled (a "Claim Certificate"). As used herein, the "Airwave Escrow
             -----------------
Termination Date" shall mean the earlier to occur of (x) the date the Airwave Investor Indemnitors and Tritel definitively agree in writing that all the matters related to the Airwave Indemnity Obligation have been dismissed, settled or otherwise finally disposed of; or (y) October 15, 2001.

        (b) If Tritel has timely provided a Claim Certificate, on the eleventh business day following the Escrow Agent's receipt of such Claim Certificate (subject to delays in delivering stock certificates not caused by the Escrow Agent), the Escrow Agent shall (i) distribute to Tritel from the Escrow Fund by deducting from the Account of each Airwave Investor Indemnitor such Airwave Investor Indemnitor's pro rata share of such distribution (x) the dollar amount set forth in the Claim Certificate, or, in the event that an Account does not contain sufficient cash, (y) the number of Escrowed Shares which if sold at the "Market Price" (as hereinafter defined), would equal the dollar amount set forth in the Claim Certificate after deducting the cost of commissions for such sale, rounded up to the nearest whole TeleCorp Share, and (ii) shall distribute to each Airwave Investor Indemnitor the remaining balance in the Account of such Airwave Investor Indemnitor; provided, however, that notwithstanding the
                             --------  -------
foregoing, the Escrow Agent shall not make such distribution to Tritel pursuant to (i) above from the Account of any Airwave Investor Indemnitor which on or prior to the tenth business day following the Escrow Agent's receipt of a Claim Certificate provides the Escrow Agent with a certificate stating that such Airwave Investor Indemnitor has provided Tritel with notice pursuant to Section 2.02(b) of the Settlement Agreement (an "Objection Certificate"). For purposes
                                         ---------------------
of this Section 2.01, "Market Price" means the average of the closing prices for TeleCorp Shares for the ten consecutive trading days commencing 15 days before the date on which payment is made.

        (c) Notwithstanding any provision in this Escrow Agreement, upon the Escrow Agent's receipt, at any time, of a certificate signed by the other Parties hereto (i) stating that all indemnifiable matters pursuant to the Securities Purchase Agreement have been resolved, and (ii) setting forth instructions for the distribution of the Escrow Fund (a "Resolution Certificate"), the Escrow Agent shall promptly
                    ---------- -----------
distribute the Escrow Fund in accordance with the instructions contained in such certificate and this Escrow Agreement shall terminate.

        (d) In the event any Airwave Investor Indemnitor timely provides an Objection Certificate, the Escrow Agent shall retain in escrow the portion of the Escrow Fund in the Account of such Airwave Investor Indemnitor(s) until the Escrow Agent receives (i) a Resolution Certificate, or (ii) instructions for the distribution of the Escrow Fund from a three member panel certifying that it is the board of arbitration that has been selected pursuant to ARTICLE IV of the Settlement Agreement, in which case the Escrow Agent shall promptly comply with such instructions.

                                  ARTICLE III

                                  TERMINATION

        Section 3.01  Termination.  This Escrow Agreement and the Escrow
                      -----------
Agent's obligations hereunder shall terminate upon a distribution of the Entire Escrow Fund made pursuant to Section 2.01 of this Escrow Agreement.

                                  ARTICLE IV

                                THE ESCROW AGENT

        Section 4.01  Duties and Obligations of the Escrow Agent.  The duties
                      ------------------------------------------
and obligations of the Escrow Agent shall be limited to, and determined solely by, the provisions of this Escrow Agreement and the notices delivered in accordance herewith, and other than as provided herein with regard to references to the Agreement, the Escrow Agent is not charged with knowledge of, or any duties or responsibilities in respect of, any other agreement or document. In furtherance and not in limitation of the foregoing:

        (i) the Escrow Agent shall not be liable for any loss of interest sustained as a result of investments made hereunder, if any, in accordance with the terms hereof, including any liquidation of any investment of the Escrow Fund prior to its maturity effected in order to make a payment required by the terms of this Escrow Agreement;

        (ii) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

        (iii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that notwithstanding any other provision in this Escrow
     --------  -------
     Agreement, the Escrow Agent shall be liable for its willful misconduct, bad faith or gross negligence or breach of this Escrow Agreement;

        (iv) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Escrow Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

        (v) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Fund until it shall be directed otherwise in a Resolution Certificate or by a final arbitration decision or award issued pursuant to Article IV of the Agreement; provided, however, that in the
                                              --------  -------
     event that the Escrow Agent has not received such written direction or arbitration decision or award within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead Tritel and the Airwave Investor Indemnitors in an arbitration proceeding to be conducted in accordance with Article IV of the Agreement;

        (vi) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care;

        (vii) nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction other than the state of New York; and

        (viii) the Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement or of any agreement amendatory or supplemental hereto.

        Section 4.02  Cooperation.  Tritel and the Airwave Investor Indemnitors
                      -----------
shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform the Escrow Agent's duties and responsibilities hereunder.

        Section 4.03  Fees and Expenses; Indemnity.  The Escrow Agent shall be
                      ----------------------------
entitled to receive a monthly fee of $175 for each full month that the Escrow Agent serves as the Escrow Agent under this Agreement. Such fee shall be payable semi-annually with the first payment payable on the date hereof. Such first payment shall be non-refundable, regardless of the date on which this Escrow Agreement terminates. Tritel shall pay half of such fee and the Airwave Investor Indemnitors shall each pay an equal portion of the remaining half of such fee. Tritel and the Airwave Investor Indemnitors shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Escrow Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this

Escrow Agreement; provided, however, that notwithstanding the foregoing, Tritel
                  --------  -------
and the Airwave Investor Indemnitors shall not be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct, bad faith or gross negligence or breach of this Escrow Agreement.

        Section 4.04  Resignation and Removal of the Escrow Agent. The Escrow
                      -------------------------------------------
Agent may resign upon thirty (30) days' prior written notice to Tritel and the Airwave Investor Indemnitors. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument jointly signed by Tritel and the Airwave Investor Indemnitors and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (b) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Fund to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Fund as such successor may reasonably request.

        (a) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (b) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Tritel and the Airwave Investor Indemnitors are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Escrow Agreement.

        (b) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 4.04 of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Fund, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Escrow Agreement, except as otherwise provided herein, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

                                   ARTICLE V

                                 MISCELLANEOUS
        Section 5.01  Amendment.  This Escrow Agreement may be amended,
                      ---------
supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

        Section 5.02  Counterparts.  This Escrow Agreement may be executed in
                      ------------
any number of counterparts, each of which will be deemed an original, but all of which, when executed and delivered to and by each Party, together will constitute one and the same instrument.

        Section 5.03  GOVERNING LAW; JURISDICTION.  THIS ESCROW AGREEMENT SHALL
                      ---------------------------
BE DEEMED TO HAVE BEEN CONSUMMATED IN NEW

YORK COUNTY, IN THE STATE OF NEW YORK. ALL DISPUTES AND PROCEEDINGS BY AND BETWEEN THE PARTIES WILL BE SOLELY GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS AND CHOICE OF LAW RULES. THE PARTIES AND THE ESCROW AGENT AGREE THAT ANY CONTROVERSY, CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT, OR THE CONSTRUCTION, INTERPRETATION, PERFORMANCE, BREACH, TERMINATION, ENFORCEABILITY OR VALIDITY OF THE ESCROW AGREEMENTS OR THE ARBITRATION PROVISIONS CONTAINED THEREIN, INCLUDING WITHOUT LIMITATION THE DETERMINATION OF THE SCOPE OF THIS ESCROW AGREEMENT TO ARBITRATE, SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE ARBITRATION PROVISION SET FORTH IN ARTICLE IV OF THE AGREEMENT.

        Section 5.04  Headings.  The headings used in this Escrow Agreement have
                      --------
been inserted for convenience of reference only and do not define or limit the provisions hereof.

        Section 5.05  Invalid Provisions.  If any provision of this Escrow
                      ------------------
Agreement is held to be illegal, invalid or unenforceable under any applicable present or future law, and if the rights or obligations of any party hereto under this Escrow Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Escrow Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Escrow Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Escrow Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

        Section 5.06  No Assignment; Binding Effect.  Neither this Escrow
                      -----------------------------
Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of each Party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law. Subject to the preceding sentence, this Escrow Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

        Section 5.07  Notices.  All notices, requests and other communications
                      -------
required to be sent hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by confirmed facsimile transmission or mailed (postage prepaid, certified or registered, return receipt requested) to the Parties at the following addresses or facsimile numbers:

          If to Tritel to:


                Tritel, Inc.
                111 E. Capitol Street, Suite 500
                Jackson Mississippi 39201
                P.O. Box 23033
                Jackson, MS  39225-3033
                Facsimile No.:  (601) 914-8285
                Attn:  General Counsel

          with copies to:


                TeleCorp PCS, Inc.
                1010 N. Glebe Road
                Arlington, VA 22201
                Attn:  Chief Financial Officer
                Facsimile No.:  (203) 236-1376

                and


                Cadwalader, Wickersham & Taft
                100 Maiden Lane
                New York, NY  10038
                Facsimile No.:  (212) 504-6666
                Attn:  Brian Hoffmann, Esq.

          If to Airwave Investor Indemnitors, to:


                Mercury PCS Investors, LLC
                200 East Capitol, Suite 1601
                Jackson, MS  39201
                Facsimile No.:  (601) 354-2477
                Attn:  Robert G. Mounger

                Clayton Associates, LLC
                113 Seaboard Lane
                Suite B-200
                Franklin, TN  37067-8215
                Facsimile No.:  (615) 320-0224
                Attn:  Chris Kyriopoulos

                M3, LLC
                Post Office Box 23033
                Jackson, MS  39225-3033
                111 E. Capitol Street, Suite 500
                Jackson, MS 39201
                Facsimile No.:  (601) 914-8020
                Attn:  William M. Mounger, II

                McCarty Communications, LLC
                6360 I-55 North, Suite 480
                Jackson, MS  39211
                Facsimile No.:  (601) 991-0200
                Attn:  Marsha Wells

                DC Investment Partners Exchange Fund, L.P.
                One Burton Hills Blvd., Suite 180
                Nashville, TN  37215
                Facsimile No.:  (615) 263-0234
                Attn:  Joel Goldberg

                FCA Venture Partners I, L.P.
                By:  DC Investment Partners, LLC
                One Burton Hills Blvd., Suite 180
                Nashville, TN  37215
                Facsimile No.:  (615) 263-0234
                Attn:  Joel Goldberg

          with a copy to:

                Baker, Donelson, Bearman & Caldwell
                4268 I-55 North
                Meadowbrook Office Park
                Jackson, MS 39211
                Facsimile No.:  601-351-2424
                Attn:  William S. Painter

          If to Southern Farm Bureau Life Insurance Company, to:


                1401 Livingston Lane
                Jackson, MS  39205
                Facsimile No.:  601 321-2667
                Attn:  Joseph A. Purvis
          with a copy to:


                Phelps Dunbar, LLP
                P.O. Box 23066
                Jackson, MS  39225-3066
                Facsimile No.:  (601) 360-9777
                Attn:  Steve Wilson

          If to Airwave Escrow Agent, to:


                Firstar Bank N.A.
                Corporate Trust Department
                101 East Fifth Street
                St. Paul, MN  55101
                Facsimile No.: 651 229-6415
                Attn:  Frank Leslie

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 5.07, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 5.07, be deemed given upon confirmation of receipt, and
(iii) if delivered by mail in the manner described above to the address as provided in this Section 5.07, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section 5.07). Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Parties hereto in the manner set forth herein.

        Section 5.08  No Third Party Beneficiary.  The terms and provisions of
                      --------------------------
this Escrow Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other person.

        Section 5.09  Waiver.  Any term or condition of this Escrow Agreement
                      ------
may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless expressly set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Escrow Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Escrow Agreement on any future occasion. All remedies, either under this Escrow Agreement or by law or otherwise afforded, will be cumulative and not alternative.

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

                                 Tritel, Inc.



                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------

                                 AIRWAVE INVESTOR INDEMNITORS

                                 Mercury PCS Investors, LLC


                                 By:  MSM, Inc., Manager

                                    Name:
                                         -----------------------------
                                    Title:
                                          ----------------------------

                                 Clayton Associates, LLC

                                 By:
                                    ----------------------------------
                                 Name:
                                       -------------------------------
                                 Title:
                                        ------------------------------

                                 M3, LLC


                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------

                                 McCarty Communications, LLC

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------

                                 DC Investment Partners Exchange Fund, L.P.


                                 By:  DC Investment Partners, LLC,
                                         it's General Partner


                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------

                                 FCA Venture Partners I, L.P.

                                 By:  DC Investment Partners, LLC,

                                  Its General Partner

                                 By:
                                    ----------------------------------
                                 Name:
                                       -------------------------------
                                 Title:
                                       -------------------------------

                                 Southern Farm Bureau Life Insurance Company

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------

                                 Escrow Agent

                                 Firstar Bank N.A.

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------

                            Schedule I to Exhibit A

                          Airwave Investor Indemnitors
                          ----------------------------


Name                               Number of Tritel Shares Held     = Number of TeleCorp Shares
                                                                    Held
-------------------------------------------------------------------------------------------------
Mercury PCS Investors, LLC                               242,879                          184,589
-------------------------------------------------------------------------------------------------
Clayton Associates, LLC                                    2,428                            1,844
-------------------------------------------------------------------------------------------------
M3, LLC                                                  135,284                          102,816
-------------------------------------------------------------------------------------------------
McCarty Communications, LLC                               97,152                           73,836
-------------------------------------------------------------------------------------------------
DC Investment Partners Exchange                           24,287                           18,458
 Fund, L.P.
-------------------------------------------------------------------------------------------------
FCA Venture Partners I, L.P.                              12,144                            9,229
-------------------------------------------------------------------------------------------------
Southern Farm Bureau                                     732,037                          556,348
-------------------------------------------------------------------------------------------------
Total                                                  1,246,211                          947,120
-------------------------------------------------------------------------------------------------

                                   Exhibit B


                            DIGITAL ESCROW AGREEMENT

          This ESCROW AGREEMENT, dated as of __________, 2001 is entered into by and among Tritel, Inc., a Delaware corporation and wholly-owned subsidiary of TeleCorp PCS, Inc. ("Tritel"), Digital PCS, LLC, a Mississippi limited liability
                     ------
company ("Digital"), and Firstar Bank, N.A., having an address of 101 East Fifth Street, St. Paul, MN 55101, Corporate Trust Department, as escrow agent (the "Escrow Agent") (each of the foregoing a "Party" and collectively the
-------------                             -----
"Parties").  Capitalized terms not otherwise defined herein shall have the
 -------
meanings ascribed to them in the Settlement Agreement (as defined herein) or the License Purchase Agreement (as defined herein) as applicable.

          WHEREAS, Tritel and Digital and the Escrow Agent are parties to a Settlement Agreement, dated as of the date hereof (the "Settlement Agreement");

          WHEREAS, Tritel and Digital are parties to the License Purchase Agreement dated as of May 20, 1999 (the "License Purchase Agreement");
                                         --------------------------

          WHEREAS, Tritel became a wholly-owned subsidiary of TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), pursuant to a merger (the "Merger")
                               --------                               ------
that was consummated on November 13, 2000;

          WHEREAS, pursuant to the terms of the Merger, each share of Tritel Class A Common Stock ("Tritel Shares"), was converted, effective on the
                       -------------
Reconciliation Date, into 0.76 shares of TeleCorp Class A Voting Common Stock ("TeleCorp Shares");
-----------------

          WHEREAS, the Parties hereto wish to designate the Escrow Agent to administer an escrow for the benefit of the Parties hereto on the terms and subject to the conditions set forth in this Escrow Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Escrow Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I

                              TERMS OF THE ESCROW

        Section 1.01  Appointment of the Escrow Agent; Deposit of Escrowed
                      ----------------------------------------------------
Shares.  Tritel and Digital hereby constitute and appoint the Escrow
------
Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, escrow agent under and pursuant to this Escrow Agreement. The Parties shall arrange for the Escrow Agent to receive 253,789 Tritel

Shares, or in the event shares are delivered in the form of TeleCorp Shares, 192,879 TeleCorp Shares (such shares and the TeleCorp Shares into which they are converted being the "Escrowed Shares").
                     ---------------

        Section 1.02  Stock Certificates for Escrowed Shares. In the event the
                      --------------------------------------
Escrow Agent receives the Escrowed Shares in the form of Tritel Shares, the Escrow Agent shall, promptly following the receipt of such Tritel Shares, take any and all action necessary to obtain stock certificates reflecting the conversion, pursuant to the Merger, of the Tritel Shares that constitute Escrowed Shares into TeleCorp Shares.

        Section 1.03  The Escrow Fund.  The Escrowed Shares, any cash
                      ---------------
resulting from the disposition of the Escrowed Shares pursuant to Section 1.05 herein, any stock dividends paid on any Escrowed Shares, or any rights or securities into which the Escrowed Shares are convertible or have been converted, and all earnings on any of the foregoing (collectively, the "Escrow
                                                                        ------
Fund") shall be held by the Escrow Agent as a trust fund on the terms set forth
----
in, and subject to the conditions of, this Escrow Agreement. Any of the persons set forth on Schedule I hereto (each a "Digital Member") may elect by written
                                        --------------
notice to Digital, Tritel and the Escrow Agent, to require Digital and the Digital Escrow Agent to record beneficial ownership of such the number of Escrowed Shares set forth next to the name of the Digital Member on Schedule I hereto. Such Digital Member shall execute and deliver to the Parties to the Settlement Agreement and to the Escrow Agent an executed counterpart of this Agreement and the Settlement Agreement together with a certificate stating that
(i) such Digital Member shall be bound by this Agreement and the Settlement Agreement, (ii) as of the date of such beneficial transfer of record, the representations set forth in Section 3.01 and Section 3.02 of the Settlement Agreement are true and correct, and (iii) such Digital Member shall succeed to the rights and obligations of Digital hereunder with respect to the Allocated Retained Digital Escrowed Shares of such Digital Member. Digital and any Digital Member who so elects to have beneficial ownership of Retained Digital Escrowed Shares recorded in such Digital Member's name are hereinafter each referred to as a "Digital Investor Indemnitor" and collectively as the "Digital
                  ---------------------------                           -------
Investor Indemnitors."  Upon an election pursuant to this Section 1.03, a
--------------------
separate account shall be established for each Digital Investor Indemnitor and shall contain the number of Escrowed Shares set forth next to the name of the Digital Investor Indemnitor on Schedule I hereto (each an "Account"). The
                                                           -------
Escrow Agent shall maintain accurate and current balance information with regard to each Account and shall maintain each Account separately. The Escrow Fund shall not be subject to lien or attachment by any creditor of any Party hereto and shall be used solely for the purpose set forth in this Escrow Agreement. Amounts held in the Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any Party hereto owing to the Escrow Agent in any capacity.

        Section 1.04  Investment of the Escrow Fund.  The Escrow Agent shall
                      -----------------------------
invest and reinvest all cash funds, if any, held from time to time as part of the Escrow Fund, in its discretion, in demand or time deposits in, certificates of deposit of or bankers' acceptances issued by a depository institution or trust company incorporated under the laws of the United States of America, any State thereof or the District of Columbia or such other investments as the Parties shall approve in writing. If the Escrow Agent is so required to invest the Escrow Fund, then the Escrow Agent shall invest all or any part of the Escrow Fund in such a manner so as to distribute the Escrow Fund as provided herein in immediately available funds, or, if the Escrow

Fund consists of securities, the Escrow Agent shall make such distributions by transferring certificates representing such securities.

        Section 1.05  Sale of Escrowed Shares.  Promptly upon the Escrow
                      -----------------------
Agent's receipt of written instructions from any Digital Investor
Indemnitor to sell a specified number of Escrowed Shares, the Escrow Agent shall execute the sale requested by such instructions; provided, however, that the
                                                 --------- --------
Escrow Agent shall not in a single sale or series of sales, sell a number of Escrowed Shares on behalf of a Digital Investor Indemnitor that is greater than the number of Escrowed Shares in the Account of such Digital Investor Indemnitor, and provided further, that the proceeds of any sale pursuant to this
                -------- --------
Section 1.05 shall immediately become part of such Account.

        Section 1.06  Notice.  Upon the Escrow Agent's receipt of any notice
                      ------
or certificate provided for in this Escrow Agreement, the Escrow Agent shall promptly provide a copy of such notice or certificate to each Party.

                                  ARTICLE II

                        DISTRIBUTION OF THE ESCROW FUND

        Section 2.01  Claim, Objection and Resolution Certificates.
                      --------------------------------------------

        (a) The Escrow Agent shall distribute to each of the Digital Investor Indemnitors the portion of the Escrow Fund in the Account held for such Digital Investor Indemnitor, on the sixth day after the "Digital Escrow Termination Date" (as hereinafter defined) (subject to delays in delivering stock certificates not caused by the Escrow Agent), unless the Escrow Agent
                                              ------
has received during the period commencing on the Digital Escrow Termination Date and ending at 5:00 pm, New York City Time on the date which is five (5) business days following the Digital Escrow Termination Date, a certificate signed by the Secretary of Tritel (i) stating that Tritel has provided the Digital Investor Indemnitors with notice pursuant to Section 2.03(b) of the Settlement Agreement, and (ii) setting forth the dollar amount to which Tritel claims Tritel is entitled (a "Claim Certificate"). As used herein, the "Digital Escrow
             -----------------
Termination Date" shall mean the earlier to occur of (x) the date the Digital Investor Indemnitors and Tritel definitively agree in writing that all the matters related to the Digital Indemnity Obligation have been dismissed, settled or otherwise finally disposed of; or (y) October 15, 2001.

        (b) If Tritel has timely provided a Claim Certificate, on the eleventh business day following the Escrow Agent's receipt of such Claim Certificate (subject to delays in delivering stock certificates not caused by the Escrow Agent), the Escrow Agent shall (i) distribute to Tritel from the Escrow Fund by deducting from the Account of each Digital Investor Indemnitor such Digital Investor Indemnitor's pro rata share of such distribution (x) the dollar amount set forth in the Claim Certificate, or, in the event that an Account does not contain sufficient cash, (y) the number of Escrowed Shares which if sold at the Market Price (as hereinafter defined), would equal the dollar amount set forth in the Claim Certificate after deducting the cost of commissions for such sale, rounded up to the nearest whole TeleCorp Share, and (ii) shall distribute to each Digital Investor Indemnitor the remaining balance in the

Account of such Digital Investor Indemnitor; provided, however, that
                                             --------  -------
notwithstanding the foregoing, the Escrow Agent shall not make such distribution to Tritel pursuant to (i) above from the Account of any Digital Investor Indemnitor which on or prior to the tenth business day following the Escrow Agent's receipt of a Claim Certificate provides the Escrow Agent with a certificate stating that such Digital Investor Indemnitor has provided Tritel with notice pursuant to Section 2.03(c) of the Settlement Agreement (an "Objection Certificate"). For purposes of this Section 2.01, "Market Price"
 ---------------------
means the average of the closing prices for TeleCorp Shares for the ten consecutive trading days commencing 15 days before the date on which payment is made.

        (c) Notwithstanding any provision in this Escrow Agreement to the contrary, upon the Escrow Agent's receipt, at any time, of a certificate signed by all of the other Parties hereto (i) stating that all indemnifiable matters pursuant to the License Purchase Agreement have been resolved, and (ii) setting forth instructions for the distribution of the Escrow Fund (a "Resolution
                                                               ----------
Certificate"), the Escrow Agent shall promptly distribute the Escrow Fund in
-----------
accordance with the instructions contained in such certificate and this Escrow Agreement shall terminate.

        (d) In the event any Digital Investor Indemnitor timely provides an Objection Certificate, the Escrow Agent shall retain in escrow the portion of the Escrow Fund in the Account of such Digital Investor Indemnitor(s) until the Escrow Agent receives (i) a Resolution Certificate, or (ii) instructions for the distribution of the Escrow Fund from a three member panel certifying that it is the board of arbitration that has been selected pursuant to ARTICLE IV of the Settlement Agreement, in which case the Escrow Agent shall promptly comply with such instructions.

                                  ARTICLE III

                                  TERMINATION

        Section 3.01  Termination.  This Escrow Agreement and the Escrow Agent's
                      -----------
obligations hereunder shall terminate upon a distribution of the entire Escrow Fund made pursuant to Section 2.01 of this Escrow Agreement.

                                  ARTICLE IV

                                THE ESCROW AGENT

        Section 4.01  Duties and Obligations of the Escrow Agent. The duties and
                      ------------------------------------------
obligations of the Escrow Agent shall be limited to, and determined solely by, the provisions of this Escrow Agreement and the notices delivered in accordance herewith, and other than as provided herein with regard to references to the Agreement, the Escrow Agent is not charged with knowledge of, or any duties or responsibilities in respect of, any other agreement or document. In furtherance and not in limitation of the foregoing:

        (i) the Escrow Agent shall not be liable for any loss of interest sustained as a result of investments made hereunder, if any, in accordance with the terms hereof, including any liquidation of any investment of the Escrow Fund prior to its maturity effected in order to make a payment required by the terms of this Escrow Agreement;

        (ii) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

        (iii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that notwithstanding any other provision in this Escrow
     --------  -------
     Agreement, the Escrow Agent shall be liable for its willful misconduct, bad faith or gross negligence or breach of this Escrow Agreement;

        (iv) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Escrow Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

        (v) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Fund until it shall be directed otherwise in a Resolution Certificate or by a final arbitration decision or award issued pursuant to Article IV of the Agreement; provided, however, that in the
                                              --------  -------
     event that the Escrow Agent has not received such written direction or arbitration decision or award within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead Tritel and the Digital Investor Indemnitors in an arbitration proceeding to be conducted in accordance with Article IV of the Agreement;

        (vi) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care;

        (vii) nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction other than the state of New York; and

        (viii) the Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement or of any agreement amendatory or supplemental hereto.

        Section 4.02  Cooperation.  Tritel and the Digital Investor
                      -----------
Indemnitors shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform the Escrow Agent's duties and responsibilities hereunder.

        Section 4.03  Fees and Expenses; Indemnity.  The Escrow Agent shall be
                      ----------------------------
entitled to receive a monthly fee of $175 for each full month that the
Escrow Agent serves as the Escrow Agent under this Agreement. Such fee shall be payable semi-annually with the first payment payable on the date hereof. Such first payment shall be non-refundable, regardless of the date on which this Escrow Agreement terminates. Tritel shall pay half of such fee and the Digital Investor Indemnitors shall each pay an equal portion of the remaining half of such fee. Tritel and the Digital Investor Indemnitors shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Escrow Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Escrow Agreement; provided, however, that notwithstanding the
                                   --------  -------
foregoing, Tritel and the Digital Investor Indemnitors shall not be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct, bad faith or gross negligence or breach of this Escrow Agreement.

        Section 4.04  Resignation and Removal of the Escrow Agent. The Escrow
                      -------------------------------------------
Agent may resign upon thirty (30) days' prior written notice to Tritel and the Digital Investor Indemnitors. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument jointly signed by Tritel and the Digital Investor Indemnitors and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (b) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Fund to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Fund as such successor may reasonably request.

        (a) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (b) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Tritel and the Digital Investor Indemnitors are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Escrow Agreement.

        (b) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 4.04 of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Fund, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Escrow Agreement, except as otherwise provided herein, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

                                   ARTICLE V

                                 MISCELLANEOUS

        Section 5.01  Amendment.  This Escrow Agreement may be amended,
                      ---------
supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

        Section 5.02  Counterparts.  This Escrow Agreement may be executed in
                      ------------
any number of counterparts, each of which will be deemed an original, but all of which, when executed and delivered to and by each Party, together will constitute one and the same instrument.

        Section 5.03  GOVERNING LAW; JURISDICTION.  THIS ESCROW AGREEMENT SHALL
                      ---------------------------
BE DEEMED TO HAVE BEEN CONSUMMATED IN NEW YORK COUNTY, IN THE STATE OF NEW YORK. ALL DISPUTES AND PROCEEDINGS BY AND BETWEEN THE PARTIES WILL BE SOLELY GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS AND CHOICE OF LAW RULES. THE PARTIES AND THE ESCROW AGENT AGREE THAT ANY CONTROVERSY, CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT, OR THE CONSTRUCTION, INTERPRETATION, PERFORMANCE, BREACH, TERMINATION, ENFORCEABILITY OR VALIDITY OF THE ESCROW AGREEMENTS OR THE ARBITRATION PROVISIONS CONTAINED THEREIN, INCLUDING WITHOUT LIMITATION THE DETERMINATION OF THE SCOPE OF THIS ESCROW AGREEMENT TO ARBITRATE, SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE ARBITRATION PROVISION SET FORTH IN ARTICLE IV OF THE AGREEMENT.

        Section 5.04  Headings.  The headings used in this Escrow Agreement
                      --------
have been inserted for convenience of reference only and do not define or limit the provisions hereof.

        Section 5.05  Invalid Provisions.  If any provision of this Escrow
                      ------------------
Agreement is held to be illegal, invalid or unenforceable under any applicable present or future law, and if the rights or obligations of any party hereto under this Escrow Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Escrow Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Escrow Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Escrow Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

        Section 5.06  No Assignment; Binding Effect.  Neither this Escrow
                      -----------------------------
Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of each party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law. Subject to the preceding sentence, this Escrow Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

        Section 5.07  Notices.  All notices, requests and other communications
                      -------
required to be sent hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by confirmed facsimile transmission or mailed (postage prepaid, certified or registered, return receipt requested) to the Parties at the following addresses or facsimile numbers:

          If to Tritel to:


                Tritel, Inc.
                111 E. Capitol Street
                Suite 500
                Jackson Mississippi 39201
                P.O. Box 23033
                Jackson, MS 39225-3033
                Facsimile No.:  (601) 914-8285
                Attn:  General Counsel

          with copies to:


                TeleCorp PCS, Inc.
                1010 N. Glebe Road
                Arlington, VA 22201
                Attn:  Chief Financial Officer
                Facsimile No.:  (203) 236-1376

                and


                Cadwalader, Wickersham & Taft
                100 Maiden Lane
                New York, NY  10038
                Facsimile No.:  (212) 504-6666
                Attn:  Brian Hoffmann, Esq.

          If to Digital, to:


                Digital PCS, LLC
                c/o Southern Farm Bureau Life Insurance Company
                1401 Livingston Lane
                Jackson, MS  39205
                Facsimile No.:  (601) 321-2667
                Attn:  Joseph A. Purvis
          with a copy to:


                Young, Williams, Henderson, & Fuselier P.A.
                210 East Capitol Street
                Suite 2000
                Jackson, MS  39201
                P.O. Box 23059
                Jackson, MS  39225
                Facsimile No.:  (601) 355-6136
                Attn:  Don Goode

          If to Escrow Agent, to:


                Firstar Bank, N.A.
                Corporate Trust Department
                101 East Fifth Street
                St. Paul, MN  55101
                Facsimile No.:  (651) 229-6415
                Attn:  Frank Leslie

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 5.07, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 5.07, be deemed given upon confirmation of receipt, and
(iii) if delivered by mail in the manner described above to the address as provided in this Section 5.07, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section 5.07). Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Party hereto in the manner set forth herein.

        Section 5.08  No Third Party Beneficiary.  The terms and provisions of
                      --------------------------
this Escrow Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other person.

        Section 5.09  Waiver.  Any term or condition of this Escrow Agreement
                      ------
may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless expressly set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Escrow Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Escrow Agreement on any future occasion. All remedies, either under this Escrow Agreement or by law or otherwise afforded, will be cumulative and not alternative.

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

                                 Tritel, Inc.

                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------
                                 Digital PCS, LLC

                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------

                                 Firstar Bank N.A., as Escrow Agent

                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------

                            Schedule I to Exhibit B

              Digital Members and Retained Digital Escrowed Shares
              ----------------------------------------------------


Name                            Tritel Shares Beneficially Held     = Number of TeleCorp Shares
                                                                    Beneficially Held
-------------------------------------------------------------------------------------------------
Mercury PCS Investors, LLC                                42,043                           31,952
-------------------------------------------------------------------------------------------------
Clayton Associates, LLC                                      420                              319
-------------------------------------------------------------------------------------------------
M3, LLC                                                   23,418                           17,798
-------------------------------------------------------------------------------------------------
McCarty Communications, LLC                               16,817                           12,781
-------------------------------------------------------------------------------------------------
DC Investment Partners                                     4,205                            3,195
 Exchange Fund, L.P.
-------------------------------------------------------------------------------------------------
FCA Venture Partners I, L.P.                               2,102                            1,598
-------------------------------------------------------------------------------------------------
Southern Farm Bureau                                     126,717                           96,304
-------------------------------------------------------------------------------------------------
E.B. Martin, Jr.                                          12,689                            9,644
-------------------------------------------------------------------------------------------------
Jerry M. Sullivan, Jr.                                    12,689                            9,644
-------------------------------------------------------------------------------------------------
William M. Mounger, II                                    12,689                            9,644
-------------------------------------------------------------------------------------------------
Total                                                    253,789                          192,879
-------------------------------------------------------------------------------------------------

                                   Exhibit C

                                  Tritel, Inc.
                             111 E. Capitol Street
                                   Suite 500
                           Jackson Mississippi 39201

                                 March___, 2001

Trustmark National Bank, N.A.
248 East Capitol
Jackson, Mississippi 39201
Attn:  W. Sanders Carter, Jr.

Dear Mr. Carter:

     This letter shall serve to notify you under that certain Collateral Agency Agreement dated as of January 7, 1999, among Trustmark National Bank, N.A., Tritel, Inc. ("Tritel") and Ericsson Inc. ("Ericsson") as amended by that certain First Amendment to Collateral Agency Agreement dated the ___ day of _______________, 2001 (the "Collateral Agency Amendment"), that a dispute has arisen and is continuing in respect of an indemnification obligation of Airwave Communications, LLC ("Airwave") to Tritel pursuant to the Securities Purchase Agreement. Tritel and the members of Airwave (the "Airwave Investor Indemnitors") have entered into a settlement agreement dated as of the ___ day of _________________ (the "Settlement Agreement") under the terms of which 1,246,211 shares of Tritel Class A common stock (947,120 shares of TeleCorp PCS, Inc. Class A voting common stock ("TeleCorp Shares")) shall be delivered to Firstar Bank, N.A. (the "New Escrow Agent") to hold in a new escrow in favor of Tritel.

     Tritel hereby directs you to deliver instructions to the appropriate transfer agent to cause the shares represented by the Tritel stock certificates set forth on Schedule I hereto (the "Tritel Certificates") (i) to be converted into TeleCorp Shares and to be reissued in the names of the Old Mercury Stockholders or their designees as set forth on, and in the denominations specified in, Schedule II hereto and (ii) to have the new stock certificates representing such TeleCorp Shares (the "New Certificates") returned to you.

     Tritel further directs you to promptly, and in any event within five (5) days after your receipt of the New Certificates from the transfer agent, (i) distribute the New Certificates representing the shares described in Part A of
Schedule II hereto to Charles W. Ferguson at 4268 I-55 North, Meadowbrook Office Park, Jackson, Mississippi 39211; (ii) distribute the New Certificates representing the shares described in Part B of Schedule II hereto to Firstar Bank, N.A., Corporate Trust Department, at 101 East Fifth Street St. Paul, MN 55101 Attn: Frank Leslie; and (iii) provide written notice to Ericsson that you have delivered the New Certificates to Firstar Bank, N.A. and Charles W. Ferguson.

     The undersigned officer of Tritel hereby certifies that the statements contained herein are true and correct as of the date hereof. Terms used herein and not defined shall have the specific meanings set forth in the Collateral Agency Agreement.

                                    Tritel, Inc.

                                    By:_________________________________

                                    Printed Name:________________________

                                    Title:_______________________________

                            SCHEDULE I TO EXHIBIT C

Shareholder                                        Certificate #    Class       #of Tritel Shares
-----------                                        -------------    -----       -----------------
Clayton Associates, LLC                           TA0181            A                    14,164.15
Clayton Associates, LLC                           TD18              D                       958.34
DC Investment Partners Exchange Fund, LP          TA0188            A                   141,706.77
DC Investment Partners Exchange Fund, LP          TD27              D                     9,587.82
FCA Venture Partners I, LP                        TA0198            A                    70,849.40
FCA Venture Partners I, LP                        TD29              D                     4,793.64
M3, LLC                                           TA0184            A                   789,293.33
M3, LLC                                           TD23              D                    53,403.25
McCarty Communications, LLC                       TA0186            A                   566,815.01
McCarty Communications, LLC                       TD25              D                    38,350.46
Mercury PCS Investors, LLC                        TA0193            A                 1,417,043.57
Mercury PCS Investors, LLC                        TD31              D                    95,876.57
Southern Farm Bureau                              TA0192            A                 4,270,971.01
Southern Farm Bureau                              TD21              D                   288,972.09

                            SCHEDULE II TO EXHIBIT C

                                                     TeleCorp                   TeleCorp
                                                  Class A Common             Class F Common
                                           ------------------------------------------------------
PART A
------
Shares to be Delivered  to Charles W.
Ferguson
--------
Southern Farm Bureau Life Insurance Co.                     2,907,011                       2,196
M3, LLC                                                           ---                         405
Bear Stearns Security Corp.                                   537,226                         ---
McCarty Communications, LLC                                   385,797                         291
DC Investment Partners Exchange Fund, LP                       96,452                          72
FCA Venture Partners I, LP                                     48,222                          36
Clayton Associates, LLC                                         9,641                           7
Mercury PCS Investors, LLC                                        ---                         728
Bear Stearns Security Corp.                                   964,501                         ---
                                           ------------------------------------------------------
                                                            4,948,850                       3,735
PART B
------
Shares to be Delivered to New Escrow Agent
------------------------------------------
Southern Farm Bureau Life Insurance Co.                       556,348
M3, LLC                                                       102,816
McCarty Communications, LLC                                    73,836
DC Investment Partners Exchange Fund, LP                       18,458
FCA Venture Partners I, LP                                      9,229
Clayton Associates, LLC                                         1,844
Mercury PCS Investors, LLC                                    184,589
                                           --------------------------
                                                              947,120

                                   Exhibit D

                                                            March ___, 2001

James H. Neeld, IV
Secretary
Tritel, Inc.
111 E. Capitol Street, Suite 500
Jackson, MS 39201

Dear Mr. Neeld:

You are currently holding securities issued in the name of Digital PCS, LLC ("Digital") as security for certain indemnification obligations of Digital under the terms of that certain License Purchase Agreement (the "License Purchase Agreement") dated May 20, 1999 between Digital, William Mounger, II, E. B. Martin, Jr. and Jerry M. Sullivan, Jr. and Tritel, Inc. ("Tritel").

This shall serve to notify you that a dispute has arisen and is continuing between Digital and Tritel in respect of the indemnification obligations of Digital under the License Purchase Agreement. Tritel and Digital have entered into a Settlement Agreement dated as of the __ day of March, 2001, (the "Settlement Agreement") under the terms of which 253,789 shares of Tritel Class A Common Stock (192,879 shares of TeleCorp PCS, Inc. ("TeleCorp") Class A Voting Common Stock ("TeleCorp Shares")) shall be delivered to Firstar Bank, N.A. to hold in a new escrow in favor of Tritel.

Tritel hereby directs you to deliver instructions to the appropriate transfer agent to cause the shares represented by the Tritel stock certificates set forth on Schedule I hereto (the "Tritel Certificates") (i) to be converted into TeleCorp Shares and to be reissued in the names of the Old Mercury Stockholders or their designees as set forth on, and in the denominations specified in,
Schedule II hereto and (ii) to have the new stock certificates representing such TeleCorp Shares (the "New Certificates") returned to you.

Tritel further directs you to promptly, and in any event within five (5) days after your receipt of the New Certificates from the transfer agent, (i) distribute the New Certificates representing the shares described in Part A of
Schedule II hereto to Charles W. Ferguson at 4268 I-55 North, Meadowbrook Office Park, Jackson, Mississippi 39211; and (ii) distribute the New Certificates representing the shares described in Part B of Schedule II hereto to Firstar Bank, N.A., Corporate Trust Department, at 101 East Fifth Street St. Paul, MN 55101 Attn: Frank Leslie.

The undersigned officer or representative of Tritel and Digital hereby certify that the statements contained herein are true and correct as of the date hereof.

Digital PCS, LLC  Tritel, Inc.


By:_________________________________    By:_________________________________

Printed Name:________________________    Printed Name:________________________

Title:_______________________________    Title:_______________________________

                            SCHEDULE I TO EXHIBIT D



                                                                                           # Shares
                                                                                           --------
Retire to Treasury                                                                          142,745
Jerry M. Sullivan, Jr.                                                                       29,601
William M. Mounger, II                                                                       29,601
E. B. Martin, Jr.                                                                            29,601
Southern Farm Bureau Life Insurance Company                                                 413,142
M3, LLC                                                                                      75,563
McCarty Communications, LLC                                                                  54,830
DC Investment Partners Exchange Fund, L.P.                                                   13,567
FCA Venture Partners I, L.P.                                                                  6,782
Clayton Associates, LLC                                                                       1,357
Mercury PCS Investors, LLC                                                                  135,661
Jerry M. Sullivan, Jr.                                                                        9,644
William M. Mounger, II                                                                        9,644
E. B. Martin, Jr.                                                                             9,644
Southern Farm Bureau Life Insurance Company                                                  96,304
M3, LLC                                                                                      17,798
McCarty Communications, LLC                                                                  12,781
DC Investment Partners Exchange Fund, L.P.                                                    3,195
FCA Venture Partners, LLC                                                                     1,598
Clayton Associates, LLC                                                                         319
Mercury PCS Investors, LLC                                                                   31,952
                                                                                          ---------
  Total                                                                                   1,125,329

                            SCHEDULE II TO EXHIBIT D


Part A
------
Shares to be Delivered c/o Charles Ferguson
-------------------------------------------

Jerry M. Sullivan, Jr.                                         29,601
William M. Mounger, II                                         29,601
E. B. Martin, Jr.                                              29,601
Southern Farm Bureau Life Insurance Company                   413,142
M3, LLC                                                        75,563
McCarty Communications, LLC                                    54,830
DC Investment Partners Exchange Fund, L.P.                     13,567
FCA Venture Partners I, L.P.                                    6,782
Clayton Associates, LLC                                         1,357
Mercury PCS Investors, LLC                                    135,661
                                                              -------
Total                                                         789,705


Part B
------
Shares to be Delivered to Firstar Bank, N.A., Corporate Trust Department
------------------------------------------------------------------------

Jerry M. Sullivan, Jr.                                    9,644
William M. Mounger, II                                    9,644
E. B. Martin, Jr.                                         9,644
Southern Farm Bureau Life Insurance Company              96,304
M3, LLC                                                  17,798
McCarty Communications, LLC                              12,781
DC Investment Partners Exchange Fund, L.P.                3,195
FCA Venture Partners I, L.P.                              1,598
Clayton Associates, LLC                                     319
Mercury PCS Investors, LLC                               31,952
                                                        -------
                                                        192,879
Total

                               EXECUTION COPIES
                                      of
                                   EXHIBITS

                                                                  Execution Copy

                            AIRWAVE ESCROW AGREEMENT

          This ESCROW AGREEMENT, dated as of March 12, 2001 is entered into by and among Tritel, Inc., a Delaware corporation and wholly-owned subsidiary of TeleCorp PCS, Inc. ("Tritel"), the entities set forth on Schedule I ( the
                     ------
"Airwave Investor Indemnitors") and Firstar Bank, N.A., having an address of 101
-----------------------------
East Fifth Street, St. Paul, MN 55101, as escrow agent (the "Escrow Agent")
                                                             ------------
(each of the foregoing a "Party" and collectively the "Parties").  Capitalized
                          -----                        -------
terms not otherwise defined herein shall have the meanings ascribed to them in the Settlement Agreement (as defined herein) or the Securities Purchase Agreement (as defined herein) as applicable.

          WHEREAS, Tritel and the Airwave Investor Indemnitors are parties to a Settlement Agreement, dated as of the date hereof (the "Settlement Agreement");

          WHEREAS, Tritel and the Airwave Investor Indemnitors are parties to the Securities Purchase Agreement dated as of May 20, 1998 (the "Securities
                                                                 ----------
Purchase Agreement");
------------------

          WHEREAS, Tritel became a wholly-owned subsidiary of TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), pursuant to a merger (the "Merger")
                               --------                               ------
that was consummated on November 13, 2000;

          WHEREAS, pursuant to the terms of the Merger, each share of Tritel Class A Common Stock ("Tritel Shares") was converted, effective on the
                       -------------
Reconciliation Date, into 0.76 shares of TeleCorp Class A Voting Common Stock ("TeleCorp Shares");
-----------------

          WHEREAS, the Parties hereto wish to designate the Escrow Agent to administer an escrow for the benefit of the Parties hereto on the terms and subject to the conditions set forth in this Escrow Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Escrow Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I

                              TERMS OF THE ESCROW

        Section 1.01  Appointment of the Escrow Agent; Deposit of Escrowed
                      ----------------------------------------------------
Shares.
------
Tritel and the Airwave Investor Indemnitors hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, escrow agent under and pursuant to this Escrow Agreement. The Parties shall arrange for the Escrow Agent to receive 1,246,211 Tritel Shares, or in the event shares are delivered in the form of TeleCorp Shares, 947,120 TeleCorp Shares (such shares and the TeleCorp Shares into which they are converted being the "Escrowed Shares").
                                                         ---------------

        Section 1.02  Stock Certificates for Escrowed Shares.  In the event
                      --------------------------------------
the Escrow Agent receives the Escrowed Shares in the form of Tritel Shares, the Escrow Agent shall, promptly following the receipt of such Tritel Shares, take any and all action necessary to obtain stock certificates reflecting the conversion, pursuant to the Merger, of the Tritel Shares that constitute Escrowed Shares into TeleCorp Shares.

        Section 1.03  The Escrow Fund.  The Escrowed Shares, any cash resulting
                      ---------------
from the disposition of the Escrowed Shares pursuant to Section 1.05 herein, any stock dividends paid on any Escrowed Shares, or any rights or securities into which the Escrowed Shares are convertible or have been converted, and all earnings on any of the foregoing (collectively, the "Escrow Fund") shall be held
                                                     -----------
by the Escrow Agent as a trust fund in separate accounts maintained for the purpose, on the terms set forth in, and subject to the conditions of, this Escrow Agreement. The Escrow Fund shall be divided into seven (7) accounts, each of which shall be an account for a separate Airwave Investor Indemnitor and which shall contain the number of Escrowed Shares set forth next to the name of the Airwave Investor Indemnitor on Schedule I hereto (each an "Account"). The
                                                               -------
Escrow Agent shall maintain accurate and current balance information with regard to each Account and shall maintain each Account separately. The Escrow Fund shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Escrow Agreement. Amounts held in the Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any Party hereto owing to the Escrow Agent in any capacity.

        Section 1.04  Investment of the Escrow Fund.  The Escrow Agent shall
                      -----------------------------
invest and reinvest all cash funds, if any, held from time to time as part of the Escrow Fund, in its discretion, in demand or time deposits in, certificates of deposit of or bankers' acceptances issued by a depository institution or trust company incorporated under the laws of the United States of America, any State thereof or the District of Columbia or such other investments as the Parties shall approve in writing. If the Escrow Agent is so required to invest the Escrow Fund, then the Escrow Agent shall invest all or any part of the Escrow Fund in such a manner so as to distribute the Escrow Fund as provided herein in immediately available funds, or, if the Escrow Fund consists of securities, the Escrow Agent shall make such distributions by transferring certificates representing such securities.

        Section 1.05  Sale of Escrowed Shares.  Promptly upon the Escrow Agent's
                      -----------------------
receipt of written instructions from any Airwave Investor Indemnitor to sell a specified number of Escrowed Shares, the Escrow Agent shall execute the sale requested by such instructions; provided, however, that the Escrow Agent shall
                                --------- --------
not in a single sale or series of sales, sell a number of Escrowed Shares on behalf of an Airwave Investor Indemnitor that is greater than the number of Escrowed Shares in the Account of such Airwave Investor Indemnitor, and provided
                                                                        --------
further, that the proceeds of any sale pursuant to this Section 1.05 shall
--------
immediately become part of such Account.

        Section 1.06  Notice.  Upon the Escrow Agent's receipt of any notice
                      ------
or certificate provided for in this Escrow Agreement, the Escrow Agent shall promptly provide a copy of such notice or certificate to each Party.

                                  ARTICLE II

                        DISTRIBUTION OF THE ESCROW FUND

        Section 2.01  Claim, Objection and Resolution Certificates.
                      --------------------------------------------

        (a) The Escrow Agent shall distribute to each of the Airwave Investor Indemnitors the portion of the Escrow Fund in the Account held for such Airwave Investor Indemnitor, on the sixth day after the "Airwave Escrow Termination Date" (as hereinafter defined) (subject to delays in delivering stock certificates not caused by the Escrow Agent), unless the Escrow Agent has
                                              ------
received during the period commencing on the Airwave Escrow Termination Date and ending at 5:00 pm, New York City Time on the date which is five (5) business days following the Airwave Escrow Termination Date, a certificate signed by the Secretary of Tritel (i) stating that Tritel has provided the Airwave Investor Indemnitors with notice pursuant to Section 2.02(a) of the Settlement Agreement, and (ii) setting forth the dollar amount to which Tritel claims Tritel is entitled (a "Claim Certificate"). As used herein, the "Airwave Escrow
             -----------------
Termination Date" shall mean the earlier to occur of (x) the date the Airwave Investor Indemnitors and Tritel definitively agree in writing that all the matters related to the Airwave Indemnity Obligation have been dismissed, settled or otherwise finally disposed of; or (y) October 15, 2001.

        (b) If Tritel has timely provided a Claim Certificate, on the eleventh business day following the Escrow Agent's receipt of such Claim Certificate (subject to delays in delivering stock certificates not caused by the Escrow Agent), the Escrow Agent shall (i) distribute to Tritel from the Escrow Fund by deducting from the Account of each Airwave Investor Indemnitor such Airwave Investor Indemnitor's pro rata share of such distribution (x) the dollar amount set forth in the Claim Certificate, or, in the event that an Account does not contain sufficient cash, (y) the number of Escrowed Shares which if sold at the "Market Price" (as hereinafter defined), would equal the dollar amount set forth in the Claim Certificate after deducting the cost of commissions for such sale, rounded up to the nearest whole TeleCorp Share, and (ii) shall distribute to each Airwave Investor Indemnitor the remaining balance in the Account of such Airwave Investor Indemnitor; provided, however, that notwithstanding the
                             --------  --------
shall not make such distribution to Tritel pursuant to (i) above from the Account of any Airwave Investor Indemnitor which on or prior to the tenth business day following the Escrow Agent's receipt of a Claim Certificate provides the Escrow Agent with a certificate stating that such Airwave Investor Indemnitor has provided Tritel with notice pursuant to Section 2.02(b) of the Settlement Agreement (an "Objection Certificate"). For purposes of this Section
                          ---------------------
2.01, "Market Price" means the average of the closing prices for TeleCorp Shares for the ten consecutive trading days commencing 15 days before the date on which payment is made.

        (c) Notwithstanding any provision in this Escrow Agreement, upon the Escrow Agent's receipt, at any time, of a certificate signed by the other Parties hereto (i) stating that all indemnifiable matters pursuant to the Securities Purchase Agreement have been resolved, and (ii) setting forth instructions for the distribution of the Escrow Fund (a "Resolution Certificate"), the Escrow Agent shall promptly
                    ---------- -----------
distribute the Escrow Fund in accordance with the instructions contained in such certificate and this Escrow Agreement shall terminate.

        (d) In the event any Airwave Investor Indemnitor timely provides an Objection Certificate, the Escrow Agent shall retain in escrow the portion of the Escrow Fund in the Account of such Airwave Investor Indemnitor(s) until the Escrow Agent receives (i) a Resolution Certificate, or (ii) instructions for the distribution of the Escrow Fund from a three member panel certifying that it is the board of arbitration that has been selected pursuant to ARTICLE IV of the Settlement Agreement, in which case the Escrow Agent shall promptly comply with such instructions.

                                  ARTICLE III

                                  TERMINATION

        Section 3.01  Termination.  This Escrow Agreement and the Escrow Agent's
                      -----------
obligations hereunder shall terminate upon a distribution of the Entire Escrow Fund made pursuant to Section 2.01 of this Escrow Agreement.

                                  ARTICLE IV

                                THE ESCROW AGENT

        Section 4.01  Duties and Obligations of the Escrow Agent.  The duties
                      ------------------------------------------
and obligations of the Escrow Agent shall be limited to, and determined solely by, the provisions of this Escrow Agreement and the notices delivered in accordance herewith, and other than as provided herein with regard to references to the Agreement, the Escrow Agent is not charged with knowledge of, or any duties or responsibilities in respect of, any other agreement or document. In furtherance and not in limitation of the foregoing:

        (i) the Escrow Agent shall not be liable for any loss of interest sustained as a result of investments made hereunder, if any, in accordance with the terms hereof, including any liquidation of any investment of the Escrow Fund prior to its maturity effected in order to make a payment required by the terms of this Escrow Agreement;

        (ii) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

        (iii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that notwithstanding any other provision in this
     --------  -------
     Escrow Agreement, the Escrow Agent shall be liable for its willful misconduct, bad faith or gross negligence or breach of this Escrow Agreement;

        (iv) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Escrow Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

        (v) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Fund until it shall be directed otherwise in a Resolution Certificate or by a final arbitration decision or award issued pursuant to Article IV of the Agreement; provided, however, that in the
                                              --------  -------
     event that the Escrow Agent has not received such written direction or arbitration decision or award within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead Tritel and the Airwave Investor Indemnitors in an arbitration proceeding to be conducted in accordance with Article IV of the Agreement;

        (vi) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care;

        (vii) nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction other than the state of New York; and

        (viii) the Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement or of any agreement amendatory or supplemental hereto.

        Section 4.02  Cooperation.  Tritel and the Airwave Investor Indemnitors
                      -----------
shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform the Escrow Agent's duties and responsibilities hereunder.

        Section 4.03  Fees and Expenses; Indemnity.  The Escrow Agent shall be
                      ----------------------------
entitled to receive a monthly fee of $175 for each full month that the Escrow Agent serves as the Escrow Agent under this Agreement. Such fee shall be payable semi-annually with the first payment payable on the date hereof. Such first payment shall be non-refundable, regardless of the date on which this Escrow Agreement terminates. Tritel shall pay half of such fee and the Airwave Investor Indemnitors shall each pay an equal portion of the remaining half of such fee. Tritel and the Airwave Investor Indemnitors shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Escrow Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this

Escrow Agreement; provided, however, that notwithstanding the foregoing, Tritel
                  --------  -------
and the Airwave Investor Indemnitors shall not be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct, bad faith or gross negligence or breach of this Escrow Agreement.

        Section 4.04  Resignation and Removal of the Escrow Agent.  The Escrow
                      -------------------------------------------
Agent may resign upon thirty (30) days' prior written notice to Tritel and the Airwave Investor Indemnitors. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument jointly signed by Tritel and the Airwave Investor Indemnitors and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (b) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Fund to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Fund as such successor may reasonably request.

        (a) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (b) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Tritel and the Airwave Investor Indemnitors are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Escrow Agreement.

        (b) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 4.04 of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Fund, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Escrow Agreement, except as otherwise provided herein, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

                                   ARTICLE V

                                 MISCELLANEOUS
        Section 5.01  Amendment.  This Escrow Agreement may be amended,
                      ---------
supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

        Section 5.02  Counterparts.  This Escrow Agreement may be executed in
                      ------------
any number of counterparts, each of which will be deemed an original, but all of which, when executed and delivered to and by each Party, together will constitute one and the same instrument.

        Section 5.03  GOVERNING LAW; JURISDICTION.  THIS ESCROW AGREEMENT SHALL
                      ---------------------------
BE DEEMED TO HAVE BEEN CONSUMMATED IN NEW

YORK COUNTY, IN THE STATE OF NEW YORK. ALL DISPUTES AND PROCEEDINGS BY AND BETWEEN THE PARTIES WILL BE SOLELY GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS AND CHOICE OF LAW RULES. THE PARTIES AND THE ESCROW AGENT AGREE THAT ANY CONTROVERSY, CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT, OR THE CONSTRUCTION, INTERPRETATION, PERFORMANCE, BREACH, TERMINATION, ENFORCEABILITY OR VALIDITY OF THE ESCROW AGREEMENTS OR THE ARBITRATION PROVISIONS CONTAINED THEREIN, INCLUDING WITHOUT LIMITATION THE DETERMINATION OF THE SCOPE OF THIS ESCROW AGREEMENT TO ARBITRATE, SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE ARBITRATION PROVISION SET FORTH IN ARTICLE IV OF THE AGREEMENT.

        Section 5.04  Headings.  The headings used in this Escrow Agreement have
                      --------
been inserted for convenience of reference only and do not define or limit the provisions hereof.

        Section 5.05  Invalid Provisions.  If any provision of this Escrow
                      ------------------
Agreement is held to be illegal, invalid or unenforceable under any applicable present or future law, and if the rights or obligations of any party hereto under this Escrow Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Escrow Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Escrow Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Escrow Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

        Section 5.06  No Assignment; Binding Effect.  Neither this Escrow
                      -----------------------------
Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of each Party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law. Subject to the preceding sentence, this Escrow Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

        Section 5.07  Notices.  All notices, requests and other communications
                      -------
required to be sent hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by confirmed facsimile transmission or mailed (postage prepaid, certified or registered, return receipt requested) to the Parties at the following addresses or facsimile numbers:

          If to Tritel to:


                Tritel, Inc.
                111 E. Capitol Street, Suite 500
                Jackson Mississippi 39201
                P.O. Box 23033
                Jackson, MS  39225-3033
                Facsimile No.:  (601) 914-8285
                Attn:  General Counsel

          with copies to:


                TeleCorp PCS, Inc.
                1010 N. Glebe Road
                Arlington, VA 22201
                Attn:  Chief Financial Officer
                Facsimile No.:  (203) 236-1376

                and


                Cadwalader, Wickersham & Taft
                100 Maiden Lane
                New York, NY  10038
                Facsimile No.:  (212) 504-6666
                Attn:  Brian Hoffmann, Esq.

          If to Airwave Investor Indemnitors, to:


                Mercury PCS Investors, LLC
                200 East Capitol, Suite 1601
                Jackson, MS  39201
                Facsimile No.:  (601) 354-2477
                Attn:  Robert G. Mounger

                Clayton Associates, LLC
                113 Seaboard Lane
                Suite B-200
                Franklin, TN  37067-8215
                Facsimile No.:  (615) 320-0224
                Attn:  Chris Kyriopoulos

                M3, LLC
                Post Office Box 23033
                Jackson, MS  39225-3033
                111 E. Capitol Street, Suite 500
                Jackson, MS 39201
                Facsimile No.:  (601) 914-8020

                McCarty Communications, LLC
                6360 I-55 North, Suite 480
                Jackson, MS  39211
                Facsimile No.:  (601) 991-0200
                Attn:  Marsha Wells

                DC Investment Partners Exchange Fund, L.P.
                One Burton Hills Blvd., Suite 180
                Nashville, TN  37215
                Facsimile No.:  (615) 263-0234
                Attn:  Joel Goldberg

                FCA Venture Partners I, L.P.
                By:  DC Investment Partners, LLC
                One Burton Hills Blvd., Suite 180
                Nashville, TN  37215
                Facsimile No.:  (615) 263-0234
                Attn:  Joel Goldberg

          with a copy to:


                Baker, Donelson, Bearman & Caldwell
                4268 I-55 North
                Meadowbrook Office Park
                Jackson, MS 39211
                Facsimile No.:  601-351-2424
                Attn:  William S. Painter

          If to Southern Farm Bureau Life Insurance Company, to:


                1401 Livingston Lane
                Jackson, MS  39205
                Facsimile No.:  601 321-2667
                Attn:  Joseph A. Purvis
          with a copy to:


                Phelps Dunbar, LLP
                P.O. Box 23066
                Jackson, MS  39225-3066
                Facsimile No.:  (601) 360-9777
                Attn:  Steve Wilson

          If to Airwave Escrow Agent, to:


                Firstar Bank N.A.
                Corporate Trust Department
                101 East Fifth Street
                St. Paul, MN  55101
                Facsimile No.: 651 229-6415
                Attn:  Frank Leslie

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 5.07, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 5.07, be deemed given upon confirmation of receipt, and
(iii) if delivered by mail in the manner described above to the address as provided in this Section 5.07, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section 5.07). Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Parties hereto in the manner set forth herein.

        Section 5.08  No Third Party Beneficiary.  The terms and provisions of
                      --------------------------
this Escrow Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other person.

        Section 5.09  Waiver.  Any term or condition of this Escrow Agreement
                      ------
may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless expressly set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Escrow Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Escrow Agreement on any future occasion. All remedies, either under this Escrow Agreement or by law or otherwise afforded, will be cumulative and not alternative.

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

                                 Tritel, Inc.

                                 By:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Title:
                                          -------------------

                                 AIRWAVE INVESTOR INDEMNITORS

                                 Mercury PCS Investors, LLC

                                 By:  MSM, Inc., Manager


                                    Name:
                                         --------------------
                                    Title:
                                          -------------------

                                 Clayton Associates, LLC

                                 By:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Title:
                                          -------------------

                                 M3, LLC

                                 By:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Title:
                                          -------------------

                                 McCarty Communications, LLC

                                 By:
                                    ---------------------------
                                    Name:
                                         ----------------------
                                    Title:
                                          ---------------------

                                 DC Investment Partners Exchange Fund, L.P.


                                 By:  DC Investment Partners, LLC,

                                       it's General Partner


                                    Name:
                                         ----------------------
                                    Title:
                                          ---------------------

                                 FCA Venture Partners I, L.P.

                                 By:  DC Investment Partners, LLC,
                                         Its General Partner

                                 By:
                                    ---------------------------
                                    Name:
                                         ----------------------
                                    Title:
                                          ---------------------

                                 Southern Farm Bureau Life Insurance Company

                                 By:
                                    ---------------------------
                                    Name:
                                         ----------------------
                                    Title:
                                          ---------------------

                                 Escrow Agent

                                 Firstar Bank N.A.

                                 By:
                                    ---------------------------
                                    Name:
                                         ----------------------
                                    Title:
                                          ---------------------

                                   Schedule I

                          Airwave Investor Indemnitors
                          ----------------------------


Name                               Number of Tritel Shares Held     = Number of TeleCorp Shares
                                                                    Held
-------------------------------------------------------------------------------------------------
Mercury PCS Investors, LLC                               242,879                          184,589
-------------------------------------------------------------------------------------------------
Clayton Associates, LLC                                    2,428                            1,844
-------------------------------------------------------------------------------------------------
M3, LLC                                                  135,284                          102,816
-------------------------------------------------------------------------------------------------
McCarty Communications, LLC                               97,152                           73,836
-------------------------------------------------------------------------------------------------
DC Investment Partners Exchange                           24,287                           18,458
 Fund, L.P.
-------------------------------------------------------------------------------------------------
FCA Venture Partners I, L.P.                              12,144                            9,229
-------------------------------------------------------------------------------------------------
Southern Farm Bureau                                     732,037                          556,348
-------------------------------------------------------------------------------------------------
Total                                                  1,246,211                          947,120
-------------------------------------------------------------------------------------------------

                                                                  Execution Copy


                            DIGITAL ESCROW AGREEMENT

          This ESCROW AGREEMENT, dated as of March 12, 2001 is entered into by and among Tritel, Inc., a Delaware corporation and wholly-owned subsidiary of TeleCorp PCS, Inc. ("Tritel"), Digital PCS, LLC, a Mississippi limited liability
                     ------
company ("Digital"), and Firstar Bank, N.A., having an address of 101 East Fifth Street, St. Paul, MN 55101, Corporate Trust Department, as escrow agent (the "Escrow Agent") (each of the foregoing a "Party" and collectively the
-------------                             -----
"Parties").  Capitalized terms not otherwise defined herein shall have the
 -------
meanings ascribed to them in the Settlement Agreement (as defined herein) or the License Purchase Agreement (as defined herein) as applicable.

          WHEREAS, Tritel and Digital and the Escrow Agent are parties to a Settlement Agreement, dated as of the date hereof (the "Settlement Agreement");

          WHEREAS, Tritel and Digital are parties to the License Purchase Agreement dated as of May 20, 1999 (the "License Purchase Agreement");
                                         --------------------------

          WHEREAS, Tritel became a wholly-owned subsidiary of TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), pursuant to a merger (the "Merger")
                               --------                               ------
that was consummated on November 13, 2000;

          WHEREAS, pursuant to the terms of the Merger, each share of Tritel Class A Common Stock ("Tritel Shares"), was converted, effective on the
                       -------------
Reconciliation Date, into 0.76 shares of TeleCorp Class A Voting Common Stock ("TeleCorp Shares");
-----------------

          WHEREAS, the Parties hereto wish to designate the Escrow Agent to administer an escrow for the benefit of the Parties hereto on the terms and subject to the conditions set forth in this Escrow Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Escrow Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I

                              TERMS OF THE ESCROW

        Section 1.01  Appointment of the Escrow Agent; Deposit of Escrowed
                      ----------------------------------------------------
Shares.  Tritel and Digital hereby constitute and appoint the Escrow Agent as,
------
and the Escrow Agent hereby agrees to assume and perform the duties of, escrow agent under and pursuant to this

Escrow Agreement. The Parties shall arrange for the Escrow Agent to receive 253,789 Tritel Shares, or in the event shares are delivered in the form of TeleCorp Shares, 192,879 TeleCorp Shares (such shares and the TeleCorp Shares into which they are converted being the "Escrowed Shares").
                                         ---------------

        Section 1.02  Stock Certificates for Escrowed Shares. In the event the
                      --------------------------------------
Escrow Agent receives the Escrowed Shares in the form of Tritel Shares, the Escrow Agent shall, promptly following the receipt of such Tritel Shares, take any and all action necessary to obtain stock certificates reflecting the conversion, pursuant to the Merger, of the Tritel Shares that constitute Escrowed Shares into TeleCorp Shares.

        Section 1.03  The Escrow Fund.  The Escrowed Shares, any cash resulting
                      ---------------
from the disposition of the Escrowed Shares pursuant to Section 1.05 herein, any stock dividends paid on any Escrowed Shares, or any rights or securities into which the Escrowed Shares are convertible or have been converted, and all earnings on any of the foregoing (collectively, the "Escrow Fund") shall be
                                                     -----------
held by the Escrow Agent as a trust fund on the terms set forth in, and subject to the conditions of, this Escrow Agreement. Any of the persons set forth on
Schedule I hereto (each a "Digital Member") may elect by written notice to
                           --------------
Digital, Tritel and the Escrow Agent, to require Digital and the Digital Escrow Agent to record beneficial ownership of such the number of Escrowed Shares set forth next to the name of the Digital Member on Schedule I hereto. Such Digital Member shall execute and deliver to the Parties to the Settlement Agreement and to the Escrow Agent an executed counterpart of this Agreement and the Settlement Agreement together with a certificate stating that (i) such Digital Member shall be bound by this Agreement and the Settlement Agreement, (ii) as of the date of such beneficial transfer of record, the representations set forth in Section
3.01 and Section 3.02 of the Settlement Agreement are true and correct, and
(iii) such Digital Member shall succeed to the rights and obligations of Digital hereunder with respect to the Allocated Retained Digital Escrowed Shares of such Digital Member. Digital and any Digital Member who so elects to have beneficial ownership of Retained Digital Escrowed Shares recorded in such Digital Member's name are hereinafter each referred to as a "Digital Investor Indemnitor" and
                                            ---------------------------
collectively as the "Digital Investor Indemnitors."  Upon an election pursuant
                     ----------------------------
to this Section 1.03, a separate account shall be established for each Digital Investor Indemnitor and shall contain the number of Escrowed Shares set forth next to the name of the Digital Investor Indemnitor on Schedule I hereto (each an "Account"). The Escrow Agent shall maintain accurate and current balance
    -------
information with regard to each Account and shall maintain each Account separately. The Escrow Fund shall not be subject to lien or attachment by any creditor of any Party hereto and shall be used solely for the purpose set forth in this Escrow Agreement. Amounts held in the Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any Party hereto owing to the Escrow Agent in any capacity.

        Section 1.04  Investment of the Escrow Fund.  The Escrow Agent shall
                      -----------------------------
invest and reinvest all cash funds, if any, held from time to time as part of the Escrow Fund, in its discretion, in demand or time deposits in, certificates of deposit of or bankers' acceptances issued by a depository institution or trust company incorporated under the laws of the United States of America, any State thereof or the District of Columbia or such other investments as the Parties shall approve in writing. If the Escrow Agent is so required to invest the Escrow Fund, then the Escrow Agent shall invest all or any part of the Escrow Fund in such a manner so as to distribute the Escrow Fund as provided herein in immediately available funds, or, if the Escrow Fund consists of securities, the Escrow Agent shall make such distributions by transferring certificates representing such securities.

        Section 1.05  Sale of Escrowed Shares.  Promptly upon the Escrow Agent's
                      -----------------------
receipt of written instructions from any Digital Investor Indemnitor to sell a specified number of Escrowed Shares, the Escrow Agent shall execute the sale requested by such instructions; provided, however, that the Escrow Agent shall
                                --------- --------
not in a single sale or series of sales, sell a number of Escrowed Shares on behalf of a Digital Investor Indemnitor that is greater than the number of Escrowed Shares in the Account of such Digital Investor Indemnitor, and provided
                                                                        --------
further, that the proceeds of any sale pursuant to this Section 1.05 shall
--------
immediately become part of such Account.

        Section 1.06  Notice.  Upon the Escrow Agent's receipt of any notice or
                      ------
certificate provided for in this Escrow Agreement, the Escrow Agent shall promptly provide a copy of such notice or certificate to each Party.

                                  ARTICLE II

                        DISTRIBUTION OF THE ESCROW FUND
        Section 2.01  Claim, Objection and Resolution Certificates.
                      --------------------------------------------

        (a) The Escrow Agent shall distribute to each of the Digital Investor Indemnitors the portion of the Escrow Fund in the Account held for such Digital Investor Indemnitor, on the sixth day after the "Digital Escrow Termination Date" (as hereinafter defined) (subject to delays in delivering stock certificates not caused by the Escrow Agent), unless the Escrow Agent has
                                              ------
received during the period commencing on the Digital Escrow Termination Date and ending at 5:00 pm, New York City Time on the date which is five (5) business days following the Digital Escrow Termination Date, a certificate signed by the Secretary of Tritel (i) stating that Tritel has provided the Digital Investor Indemnitors with notice pursuant to Section 2.03(b) of the Settlement Agreement, and (ii) setting forth the dollar amount to which Tritel claims Tritel is entitled (a "Claim Certificate"). As used herein, the "Digital Escrow
             -----------------
Termination Date" shall mean the earlier to occur of (x) the date the Digital Investor Indemnitors and Tritel definitively agree in writing that all the matters related to the Digital Indemnity Obligation have been dismissed, settled or otherwise finally disposed of; or (y) October 15, 2001.

        (b) If Tritel has timely provided a Claim Certificate, on the eleventh business day following the Escrow Agent's receipt of such Claim Certificate (subject to delays in delivering stock certificates not caused by the Escrow Agent), the Escrow Agent shall (i) distribute to Tritel from the Escrow Fund by deducting from the Account of each Digital Investor Indemnitor such Digital Investor Indemnitor's pro rata share of such distribution (x) the dollar amount set forth in the Claim Certificate, or, in the event that an Account does not contain sufficient cash, (y) the number of Escrowed Shares which if sold at the Market Price (as hereinafter defined), would equal the dollar amount set forth in the Claim Certificate after deducting the cost of commissions for such sale, rounded up to the nearest whole TeleCorp

Share, and (ii) shall distribute to each Digital Investor Indemnitor the remaining balance in the Account of such Digital Investor Indemnitor;
provided, however, that notwithstanding the foregoing, the Escrow Agent shall
--------  --------
not make such distribution to Tritel pursuant to (i) above from the Account of any Digital Investor Indemnitor which on or prior to the tenth business day following the Escrow Agent's receipt of a Claim Certificate provides the Escrow Agent with a certificate stating that such Digital Investor Indemnitor has provided Tritel with notice pursuant to Section 2.03(c) of the Settlement Agreement (an "Objection Certificate"). For purposes of this Section 2.01,
               ---------------------
"Market Price" means the average of the closing prices for TeleCorp Shares for the ten consecutive trading days commencing 15 days before the date on which payment is made.

        (c) Notwithstanding any provision in this Escrow Agreement to the contrary, upon the Escrow Agent's receipt, at any time, of a certificate signed by all of the other Parties hereto (i) stating that all indemnifiable matters pursuant to the License Purchase Agreement have been resolved, and (ii) setting forth instructions for the distribution of the Escrow Fund (a "Resolution
                                                               ----------
Certificate"), the Escrow Agent shall promptly distribute the Escrow Fund in
-----------
accordance with the instructions contained in such certificate and this Escrow Agreement shall terminate.

        (d) In the event any Digital Investor Indemnitor timely provides an Objection Certificate, the Escrow Agent shall retain in escrow the portion of the Escrow Fund in the Account of such Digital Investor Indemnitor(s) until the Escrow Agent receives (i) a Resolution Certificate, or (ii) instructions for the distribution of the Escrow Fund from a three member panel certifying that it is the board of arbitration that has been selected pursuant to ARTICLE IV of the Settlement Agreement, in which case the Escrow Agent shall promptly comply with such instructions.

                                  ARTICLE III

                                  TERMINATION

        Section 3.01  Termination.  This Escrow Agreement and the Escrow Agent's
                      -----------
obligations hereunder shall terminate upon a distribution of the entire Escrow Fund made pursuant to Section 2.01 of this Escrow Agreement.

                                  ARTICLE IV

                                THE ESCROW AGENT

        Section 4.01  Duties and Obligations of the Escrow Agent. The duties and
                      ------------------------------------------
obligations of the Escrow Agent shall be limited to, and determined solely by, the provisions of this Escrow Agreement and the notices delivered in accordance herewith, and other than as provided herein with regard to references to the Agreement, the Escrow Agent is not charged with knowledge of, or any duties or responsibilities in respect of, any other agreement or document. In furtherance and not in limitation of the foregoing:

        (i) the Escrow Agent shall not be liable for any loss of interest sustained as a result of investments made hereunder, if any, in accordance with the terms hereof, including any liquidation of any investment of the Escrow Fund prior to its maturity effected in order to make a payment required by the terms of this Escrow Agreement;

        (ii) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

        (iii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided,
                                                                      --------
however, that notwithstanding any other provision in this Escrow Agreement, the
-------
Escrow Agent shall be liable for its willful misconduct, bad faith or gross negligence or breach of this Escrow Agreement;

        (iv) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Escrow Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

        (v) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Fund until it shall be directed otherwise in a Resolution Certificate or by a final arbitration decision or award issued pursuant to Article IV of the Agreement; provided, however, that in the event that the Escrow Agent has not
           --------  -------
received such written direction or arbitration decision or award within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead Tritel and the Digital Investor Indemnitors in an arbitration proceeding to be conducted in accordance with Article IV of the Agreement;

        (vi) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care;

        (vii) nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction other than the state of New York; and

        (viii) the Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement or of any agreement amendatory or supplemental hereto.

        Section 4.02  Cooperation.  Tritel and the Digital Investor Indemnitors
                      -----------
shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform the Escrow Agent's duties and responsibilities hereunder.

        Section 4.03  Fees and Expenses; Indemnity.  The Escrow Agent shall be
                      ----------------------------
entitled to receive a monthly fee of $175 for each full month that the Escrow Agent serves as the Escrow Agent under this Agreement. Such fee shall be payable semi-annually with the first payment payable on the date hereof. Such first payment shall be non-refundable, regardless of the date on which this Escrow Agreement terminates. Tritel shall pay half of such fee and the Digital Investor Indemnitors shall each pay an equal portion of the remaining half of such fee. Tritel and the Digital Investor Indemnitors shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Escrow Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Escrow Agreement; provided, however, that notwithstanding the
                                   --------  -------
foregoing, Tritel and the Digital Investor Indemnitors shall not be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct, bad faith or gross negligence or breach of this Escrow Agreement.

        Section 4.04  Resignation and Removal of the Escrow Agent. The Escrow
                      -------------------------------------------
Agent may resign upon thirty (30) days' prior written notice to Tritel and the Digital Investor Indemnitors. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument jointly signed by Tritel and the Digital Investor Indemnitors and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (b) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Fund to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Fund as such successor may reasonably request.

        (a) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (b) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Tritel and the Digital Investor Indemnitors are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Escrow Agreement.

        (b) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 4.04 of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Fund, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Escrow Agreement, except as otherwise provided herein, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

                                   ARTICLE V

                                 MISCELLANEOUS
        Section 5.01  Amendment.  This Escrow Agreement may be amended,
                      ---------
supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

        Section 5.02  Counterparts.  This Escrow Agreement may be executed in
                      ------------
any number of counterparts, each of which will be deemed an original, but all of which, when executed and delivered to and by each Party, together will constitute one and the same instrument.

        Section 5.03  GOVERNING LAW; JURISDICTION.  THIS ESCROW AGREEMENT SHALL
                      ---------------------------
BE DEEMED TO HAVE BEEN CONSUMMATED IN NEW YORK COUNTY, IN THE STATE OF NEW YORK. ALL DISPUTES AND PROCEEDINGS BY AND BETWEEN THE PARTIES WILL BE SOLELY GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS AND CHOICE OF LAW RULES. THE PARTIES AND THE ESCROW AGENT AGREE THAT ANY CONTROVERSY, CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT, OR THE CONSTRUCTION, INTERPRETATION, PERFORMANCE, BREACH, TERMINATION, ENFORCEABILITY OR VALIDITY OF THE ESCROW AGREEMENTS OR THE ARBITRATION PROVISIONS CONTAINED THEREIN, INCLUDING WITHOUT LIMITATION THE DETERMINATION OF THE SCOPE OF THIS ESCROW AGREEMENT TO ARBITRATE, SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE ARBITRATION PROVISION SET FORTH IN ARTICLE IV OF THE AGREEMENT.

        Section 5.04  Headings.  The headings used in this Escrow Agreement have
                      --------
been inserted for convenience of reference only and do not define or limit the provisions hereof.

        Section 5.05  Invalid Provisions.  If any provision of this Escrow
                      ------------------
Agreement is held to be illegal, invalid or unenforceable under any applicable present or future law, and if the rights or obligations of any party hereto under this Escrow Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Escrow Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Escrow Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Escrow Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

        Section 5.06  No Assignment; Binding Effect.  Neither this Escrow
                      -----------------------------
Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of each party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law. Subject to the preceding sentence, this Escrow Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

        Section 5.07  Notices.  All notices, requests and other communications
                      -------
required to be sent hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by confirmed facsimile transmission or mailed (postage prepaid, certified or registered, return receipt requested) to the Parties at the following addresses or facsimile numbers:

          If to Tritel to:


                Tritel, Inc.
                111 E. Capitol Street
                Suite 500
                Jackson Mississippi 39201
                P.O. Box 23033
                Jackson, MS 39225-3033
                Facsimile No.:  (601) 914-8285
                Attn:  General Counsel

          with copies to:


                TeleCorp PCS, Inc.
                1010 N. Glebe Road
                Arlington, VA 22201
                Attn:  Chief Financial Officer
                Facsimile No.:  (203) 236-1376

                and


                Cadwalader, Wickersham & Taft
                100 Maiden Lane
                New York, NY  10038
                Facsimile No.:  (212) 504-6666
                Attn:  Brian Hoffmann, Esq.

          If to Digital, to:


                Digital PCS, LLC
                c/o Southern Farm Bureau Life Insurance Company
                1401 Livingston Lane
                Jackson, MS  39205
                Facsimile No.:  (601) 321-2667
                Attn:  Joseph A. Purvis
          with a copy to:


                Young, Williams, Henderson, & Fuselier P.A.
                210 East Capitol Street
                Suite 2000
                Jackson, MS  39201
                P.O. Box 23059
                Jackson, MS  39225
                Facsimile No.:  (601) 355-6136
                Attn:  Don Goode

          If to Escrow Agent, to:


                Firstar Bank, N.A.
                Corporate Trust Department
                101 East Fifth Street
                St. Paul, MN  55101
                Facsimile No.:  (651) 229-6415
                Attn:  Frank Leslie

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 5.07, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 5.07, be deemed given upon confirmation of receipt, and
(iii) if delivered by mail in the manner described above to the address as provided in this Section 5.07, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section 5.07). Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Party hereto in the manner set forth herein.

        Section 5.08  No Third Party Beneficiary.  The terms and provisions of
                      --------------------------
this Escrow Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other person.

        Section 5.09  Waiver.  Any term or condition of this Escrow Agreement
                      ------
may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless expressly set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Escrow Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Escrow Agreement on any future occasion. All remedies, either under this Escrow Agreement or by law or otherwise afforded, will be cumulative and not alternative.

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

                                 Tritel, Inc.

                                 By:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Title:
                                          -------------------

                                 Digital PCS, LLC

                                 By:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Title:
                                          -------------------

                                 Firstar Bank N.A., as Escrow Agent

                                 By:
                                    -------------------------
                                    Name:
                                         --------------------
                                    Title:
                                          -------------------

                                   Schedule I

              Digital Members and Retained Digital Escrowed Shares
              ----------------------------------------------------


Name                            Tritel Shares Beneficially Held     = Number of TeleCorp Shares
                                                                    Beneficially Held
-------------------------------------------------------------------------------------------------
Mercury PCS Investors, LLC                                42,043                           31,952
-------------------------------------------------------------------------------------------------
Clayton Associates, LLC                                      420                              319
-------------------------------------------------------------------------------------------------
M3, LLC                                                   23,418                           17,798
-------------------------------------------------------------------------------------------------
McCarty Communications, LLC                               16,817                           12,781
-------------------------------------------------------------------------------------------------
DC Investment Partners                                     4,205                            3,195
 Exchange Fund, L.P.
-------------------------------------------------------------------------------------------------
FCA Venture Partners I, L.P.                               2,102                            1,598
-------------------------------------------------------------------------------------------------
Southern Farm Bureau                                     126,717                           96,304
-------------------------------------------------------------------------------------------------
E.B. Martin, Jr.                                          12,689                            9,644
-------------------------------------------------------------------------------------------------
Jerry M. Sullivan, Jr.                                    12,689                            9,644
-------------------------------------------------------------------------------------------------
William M. Mounger, II                                    12,689                            9,644
-------------------------------------------------------------------------------------------------
Total                                                    253,789                          192,879
-------------------------------------------------------------------------------------------------

                                  Tritel, Inc.
                             111 E. Capitol Street
                                   Suite 500
                           Jackson Mississippi 39201

                                 March 12, 2001

Trustmark National Bank, N.A.
248 East Capitol
Jackson, Mississippi 39201
Attn:  W. Sanders Carter, Jr.

Dear Mr. Carter:

     This letter shall serve to notify you under that certain Collateral Agency Agreement dated as of January 7, 1999, among Trustmark National Bank, N.A., Tritel, Inc. ("Tritel") and Ericsson Inc. ("Ericsson") as amended by that certain First Amendment to Collateral Agency Agreement dated the 12th day of March, 2001 (the "Collateral Agency Amendment"), that a dispute has arisen and is continuing in respect of an indemnification obligation of Airwave Communications, LLC ("Airwave") to Tritel pursuant to the Securities Purchase Agreement. Tritel and the members of Airwave (the "Airwave Investor Indemnitors") have entered into a settlement agreement dated as of the 12th day of March (the "Settlement Agreement") under the terms of which 1,246,211 shares of Tritel Class A common stock (947,120 shares of TeleCorp PCS, Inc. Class A voting common stock ("TeleCorp Shares")) shall be delivered to Firstar Bank, N.A. (the "New Escrow Agent") to hold in a new escrow in favor of Tritel.

     Tritel hereby directs you to deliver instructions to the appropriate transfer agent to cause the shares represented by the Tritel stock certificates set forth on Schedule I hereto (the "Tritel Certificates") (i) to be converted into TeleCorp Shares and to be reissued in the names of the Old Mercury Stockholders or their designees as set forth on, and in the denominations specified in, Schedule II hereto and (ii) to have the new stock certificates representing such TeleCorp Shares (the "New Certificates") returned to you.

     Tritel further directs you to promptly, and in any event within five (5) days after your receipt of the New Certificates from the transfer agent, (i) distribute the New Certificates representing the shares described in Part A of
Schedule II hereto to Charles W. Ferguson at 4268 I-55 North, Meadowbrook Office Park, Jackson, Mississippi 39211; (ii) distribute the New Certificates representing the shares described in Part B of Schedule II hereto to Firstar Bank, N.A., Corporate Trust Department, at 101 East Fifth Street St. Paul, MN 55101 Attn: Frank Leslie; and (iii) provide written notice to Ericsson that you have delivered the New Certificates to Firstar Bank, N.A. and Charles W. Ferguson.

     The undersigned officer of Tritel hereby certifies that the statements contained herein are true and correct as of the date hereof. Terms used herein and not defined shall have the specific meanings set forth in the Collateral Agency Agreement.

                                    Tritel, Inc.

                                    By:
                                       ---------------------------------
                                    Printed Name:
                                                 -----------------------
                                    Title:
                                          ------------------------------

                                  SCHEDULE I

Shareholder                                       Certificate #   Class      #of Tritel Shares
-----------                                       -------------   -----      -----------------
Clayton Associates, LLC                           TA0181            A                14,164.15
Clayton Associates, LLC                           TD18              D                   958.34
DC Investment Partners Exchange Fund, LP          TA0188            A               141,706.77
DC Investment Partners Exchange Fund, LP          TD27              D                 9,587.82
FCA Venture Partners I, LP                        TA0198            A                70,849.40
FCA Venture Partners I, LP                        TD29              D                 4,793.64
M3, LLC                                           TA0184            A               789,293.33
M3, LLC                                           TD23              D                53,403.25
McCarty Communications, LLC                       TA0186            A               566,815.01
McCarty Communications, LLC                       TD25              D                38,350.46
Mercury PCS Investors, LLC                        TA0193            A             1,417,043.57
Mercury PCS Investors, LLC                        TD31              D                95,876.57
Southern Farm Bureau                              TA0192            A             4,270,971.01
Southern Farm Bureau                              TD21              D               288,972.09

                                  SCHEDULE II

                                                     TeleCorp                   TeleCorp
                                                  Class A Common             Class F Common
                                           ------------------------------------------------------
PART A
------
Shares to be Delivered  to Charles W.
Ferguson
--------
Southern Farm Bureau Life Insurance Co.                     2,907,011                       2,196
M3, LLC                                                           ---                         405
Bear Stearns Security Corp.                                   537,226                         ---
McCarty Communications, LLC                                   385,797                         291
DC Investment Partners Exchange Fund, LP                       96,452                          72
FCA Venture Partners I, LP                                     48,222                          36
Clayton Associates, LLC                                         9,641                           7
Mercury PCS Investors, LLC                                        ---                         728
Bear Stearns Security Corp.                                   964,501                         ---
                                           ------------------------------------------------------
                                                            4,948,850                       3,735
PART B
------
Shares to be Delivered to New Escrow Agent
------------------------------------------
Southern Farm Bureau Life Insurance Co.                       556,348
M3, LLC                                                       102,816
McCarty Communications, LLC                                    73,836
DC Investment Partners Exchange Fund, LP                       18,458
FCA Venture Partners I, LP                                      9,229
Clayton Associates, LLC                                         1,844
Mercury PCS Investors, LLC                                    184,589
                                           --------------------------
                                                              947,120

                                                        March 12, 2001

James H. Neeld, IV
Secretary
Tritel, Inc.
111 E. Capitol Street, Suite 500

You are currently holding securities issued in the name of Digital PCS, LLC ("Digital") as security for certain indemnification obligations of Digital under the terms of that certain License Purchase Agreement (the "License Purchase Agreement") dated May 20, 1999 between Digital, William Mounger, II, E. B. Martin, Jr. and Jerry M. Sullivan, Jr. and Tritel, Inc. ("Tritel").

This shall serve to notify you that a dispute has arisen and is continuing between Digital and Tritel in respect of the indemnification obligations of Digital under the License Purchase Agreement. Tritel and Digital have entered into a Settlement Agreement dated as of the 12th day of March, 2001, (the "Settlement Agreement") under the terms of which 253,789 shares of Tritel Class A Common Stock (192,879 shares of TeleCorp PCS, Inc. ("TeleCorp") Class A Voting Common Stock ("TeleCorp Shares")) shall be delivered to Firstar Bank, N.A. to hold in a new escrow in favor of Tritel.

Tritel and Digital hereby direct you to deliver Tritel stock certificate number TA-0448 representing 1,125,329 shares of TeleCorp Class A Voting Common Stock (the "Existing Certificate"), together with any accompany stock powers, to the appropriate transfer agent with instructions to (i) have the shares represented by such certificate converted into TeleCorp Shares and to be re-issued in the names of the parties as set forth on (or retired to treasury, as the case may be), and in the denominations specified in, Schedule I hereto and (ii) to have the new stock certificates representing such TeleCorp Shares (the "New Certificates") returned to you.

Tritel further directs you to promptly, and in any event within five (5) days after your receipt of the New Certificates from the transfer agent, (i) distribute the New Certificates representing the shares described in Part A of
Schedule II hereto to Charles W. Ferguson at 4268 I-55 North, Meadowbrook Office Park, Jackson, Mississippi 39211; (ii) distribute the New Certificates representing the shares described in Part B of Schedule II hereto to Firstar Bank, N.A., Corporate Trust Department, at 101 East Fifth Street St. Paul, MN 55101 Attn: Frank Leslie.

The undersigned officer or representative of Tritel and Digital hereby certify that the statements contained herein are true and correct as of the date hereof.

Digital PCS, LLC  Tritel, Inc.


By:_________________________________    By:_________________________________

Printed Name:________________________  Printed Name:________________________

Title:_______________________________  Title:_______________________________

                                   SCHEDULE I



                                                                                # Shares
                                                                                --------
Retire to Treasury                                                               142,745
Jerry M. Sullivan, Jr.                                                            29,601
William M. Mounger, II                                                            29,601
E. B. Martin, Jr.                                                                 29,601
Southern Farm Bureau Life Insurance Company                                      413,142
Bear Stearns Security Corp.                                                       75,563
McCarty Communications, LLC                                                       54,830
DC Investment Partners Exchange Fund, L.P.                                        13,567
FCA Venture Partners I, L.P.                                                       6,782
Clayton Associates, LLC                                                            1,357
Bear Stearns Security Corp.                                                      135,661
Jerry M. Sullivan, Jr.                                                             9,644
William M. Mounger, II                                                             9,644
E. B. Martin, Jr.                                                                  9,644
Southern Farm Bureau Life Insurance Company                                       96,304
M3, LLC                                                                           17,798
McCarty Communications, LLC                                                       12,781
DC Investment Partners Exchange Fund, L.P.                                         3,195
FCA Venture Partners, LLC                                                          1,598
Clayton Associates, LLC                                                              319
Mercury PCS Investors, LLC                                                        31,952
                                                                               ---------
  Total                                                                        1,125,329

                                  SCHEDULE II


Part A
------
Shares to be Delivered c/o Charles Ferguson
-------------------------------------------

Jerry M. Sullivan, Jr.                                         29,601
William M. Mounger, II                                         29,601
E. B. Martin, Jr.                                              29,601
Southern Farm Bureau Life Insurance Company                   413,142
Bear Stearns Security Corp.                                    75,563
McCarty Communications, LLC                                    54,830
DC Investment Partners Exchange Fund, L.P.                     13,567
FCA Venture Partners I, L.P.                                    6,782
Clayton Associates, LLC                                         1,357
Bear Stearns Security Corp.                                   135,661
                                                              -------
Total                                                         789,705


Part B
------
Shares to be Delivered to Firstar Bank, N.A., Corporate Trust Department
------------------------------------------------------------------------

Jerry M. Sullivan, Jr.                                    9,644
William M. Mounger, II                                    9,644
E. B. Martin, Jr.                                         9,644
Southern Farm Bureau Life Insurance Company              96,304
M3, LLC                                                  17,798
McCarty Communications, LLC                              12,781
DC Investment Partners Exchange Fund, L.P.                3,195
FCA Venture Partners I, L.P.                              1,598
Clayton Associates, LLC                                     319
Mercury PCS Investors, LLC                               31,952
                                                        -------
                                                        192,879
Total